As filed with the Securities and Exchange Commission on April 29, 2016

1933 Act Registration No. 333-159992

1940 Act Registration No. 811-22309

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.

POST-EFFECTIVE AMENDMENT NO. 28

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 30

TRANSPARENT VALUE TRUST

(Exact Name of Registrant as Specified in Charter)

330 Madison Avenue, 10th Floor

New York, NY 10017

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 518-5344

Donald C. Cacciapaglia Transparent Value Trust 330 Madison Avenue, 10th New York, NY 10017	Amy J. Lee Transparent Value Trust 330 Madison Avenue, 10th New York, NY 10017	Julien Bourgeois Dechert LLP 1900 K Street NW Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practical after the effective date of this registration statement.

It is proposed that this filing will become effective:

X	Immediately upon filing pursuant to paragraph (b) of Rule 485.
On (date) pursuant to paragraph (b) of Rule 485.
60 days after filing pursuant to paragraph (a)(1) of Rule 485.
75 days after filing pursuant to paragraph (a)(2) of Rule 485.
On (date) pursuant to paragraph (a)(1) of Rule 485.
On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TRANSPARENT VALUE TRUST PROSPECTUS April 29, 2016

TRANSPARENT VALUE
DIRECTIONAL ALLOCATION VI PORTFOLIO

CLASS I SHARES TVPLX

CLASS II SHARES TVPMX

CLASS III SHARES TVPNX

INVESTMENT ADVISER:

GUGGENHEIM PARTNERS INVESTMENT
MANAGEMENT, LLC

100 Wilshire Boulevard, 5th Floor

Santa Monica, CA 90401

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

About This Prospectus

This prospectus has been arranged into different sections so that you can easily review important information about the Transparent Value Directional Allocation VI Portfolio (the “TV Directional VI Portfolio” or the “Portfolio”). Please read this prospectus and keep it for future reference. For detailed information about the Portfolio, please see:

ii

TRANSPARENT VALUE DIRECTIONAL ALLOCATION VI PORTFOLIO

Portfolio Investment Objective

The Portfolio’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the performance of the Transparent Value Directional Allocation IndexSM (the “Directional Allocation Index” or “Index”).

Portfolio Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect the fees and charges imposed under your variable annuity contracts or life insurance policies (“Contracts”). If it did, the overall fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any shareholder fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I Shares			Class II Shares			Class III Shares

Management Fees		0.95%			0.95%			0.95%

Distribution and Service (12b-1) Fees		None			0.25%			None

Other Expenses

Shareholder Service Fees	0.25%			0.25%			None

Interest Expense	0.01%			0.01%			0.01%

Other Operating Expenses	1.60%			1.60%			1.60%

Total Annual Portfolio Operating Expenses		2.81%			3.06%			2.56%

Less Expense Reimbursements*		(1.45%	)		(1.45%	)		(1.45%	)

Net Annual Portfolio Operating Expenses		1.36%			1.61%			1.11%

*	Guggenheim Partners Investment Management, LLC (“Guggenheim” or the “Adviser”) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Net Annual Portfolio Operating Expenses (excluding interest expense, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses (“Excluded Expenses”)) from exceeding 1.35%, 1.60%, and 1.10% of the Portfolio’s average daily net assets of the Class I, Class II, and Class III Shares, respectively, and is expected to remain in effect until at least April 30, 2017 (the “Agreement”). To the extent Excluded Expenses are incurred (e.g., the estimated interest expense of 0.01%), Net Annual Portfolio Operating Expenses may be higher than the contractual caps. This Agreement may be terminated by the Board of Trustees (the “Board”) of Transparent Value Trust (the “Trust”), for any reason at any time. If, at any point, Total Annual Portfolio Operating Expenses (not including Excluded Expenses) are below the contractual caps, the Adviser is entitled to be reimbursed by the Portfolio in an amount equal to the difference between the Portfolio’s Total Annual Portfolio Operating Expenses (not including Excluded Expenses) and the contractual caps to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. No reimbursement shall be paid to the Adviser until reported to the Board.

1

Transparent Value Trust | Prospectus | April 29, 2016

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Portfolio operating expenses remain the same. After one year, the Example does not take into consideration the Adviser’s agreement to reduce fees or reimburse expenses. The Example does not include expenses incurred from investing through a separate account or qualified plan. If the Example included these expenses, the figures shown would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years

Class I Shares	$138	$734	$1,355	$3,028

Class II Shares	$164	$809	$1,478	$3,268

Class III Shares	$113	$658	$1,229	$2,782

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in total annual portfolio operating expenses or in the example, affect the Portfolio’s performance. For the fiscal year ended December 31, 2015, the Portfolio’s portfolio turnover rate was 231% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio uses a passive investment strategy designed to track the total return performance (before fees and expenses) of the Directional Allocation Index. The Index’s objective is to provide consistent long-term, risk adjusted outperformance of the broad U.S. equity markets with the goal of capturing more upside in rising equity markets and limiting the downside — including up to 100% cash allocation- during market downturns. The Directional Allocation Index consists of common stock of companies, and units of beneficial ownership in real estate investment trusts (“REITs”), in the Dow Jones U.S. Large-Cap Total Stock Market IndexSM that Transparent Value, LLC has selected for inclusion in the Index by applying Required Business Performance® (RBP®) Probability scores (as defined below) and other rules based signals as defined by the Index methodology. The RBP® Probability scores are derived from a quantitative process of Transparent Value, LLC. The RBP® Probability scores are intended to measure the future business performance required of a company to support its stock price and to indicate the probability that the company will actually achieve that performance. Using a rules-based methodology, the Index is designed to participate in rising markets while attempting to preserve capital during market declines. The Index aims to allocate its holdings among the stocks in the three Transparent Value Directional Series Indexes (the “Directional Series Indexes”) — the Transparent Value Large-Cap Market Index SM (with components that have betas close to one), the Transparent Value Large-Cap Aggressive Index SM (with components that have betas higher than one) and the Transparent Value Large-Cap Defensive Index SM (with components that have betas lower than one) — and cash. The allocations are based on a moving average crossover system of analysis. The moving average crossover system used in the Index’s methodology uses three primary signals: economic condition, consumer sentiment and market momentum. As of March 31, 2016, the Directional Allocation Index was composed of 100 securities. A description of the Index’s methodology is available directly from Transparent Value, LLC (http://www.rbpinstitute.com).

2

The Portfolio will invest in securities representing the holdings of the Directional Allocation Index, and cash or cash equivalents to the extent the Index is allocated to cash. The Portfolio may be invested in any combination of securities and cash or cash equivalents, as defined by the Index methodology weights. In accordance with the Index methodology, the Index may be 100% allocated to cash. In such circumstances, the Portfolio will also hold 100% of its assets in cash or cash equivalents. The cash equivalents consist of shares of money market mutual funds and short-term exchange-traded funds (“ETFs”), commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements, subject to the Internal Revenue Service diversification rules applicable to the Portfolio.

The Portfolio will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index or amounts of such securities in proportion to their weighting in the Index. Such circumstances include, but are not limited to: when a security in the Index becomes temporarily illiquid, unavailable or less liquid, or due to legal restrictions (such as tax diversification requirements that apply to the Portfolio but not the Index or when the Adviser is restricted from purchasing securities of a particular company on behalf of the Portfolio). In these instances, Guggenheim will utilize a sampling methodology. Sampling means that quantitative analysis is used to select securities that represent a sample of the securities in the Index with a similar investment profile as the Index in terms of key risk factors, performance attributes and other characteristics. Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise the Index. This investment policy may be changed by the Portfolio upon 60 days’ prior notice to shareholders. The Index is rebalanced at least quarterly or more frequently when economic conditions signal changes. In addition, the Index is reviewed on an ongoing basis to account for corporate actions such as mergers or de-listings. The Adviser may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. As of March 31, 2016, market capitalizations of companies included in the Directional Allocation Index ranged from approximately $3.1 billion to $350.3 billion.

The Portfolio also may invest up to 20% of its net assets in common stocks and real estate investment trusts (“REITS”) not included in the Index, but which the Adviser believes will help the Portfolio track the Index, as well as in ETFs, futures, put and call options, index and total return swap contracts, cash and cash equivalents. Such investments are intended to improve liquidity, reduce transaction costs and help the Portfolio stay fully invested, and are not intended to be used for hedging or speculative investment purposes. The Adviser do not invest Portfolio assets based on their opinion of a security, instrument or company.

The Portfolio may only concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry to the extent that the Index is so concentrated. The Portfolio is non-diversified and, as a result, may invest a larger percentage of its assets in securities of a single issuer than that of a diversified fund. The Board may change the Portfolio’s investment objective, investment strategy, Index and other policies without shareholder notice or approval, except as otherwise indicated.

Due to its investment strategies, the turnover rate of the Portfolio should generally be similar to the turnover rate of the Index. As a result, the Portfolio may buy and sell securities frequently. This may result in higher transaction costs than for a fund with a buy and hold strategy. Higher transaction costs may negatively impact the Portfolio’s performance.

Under adverse, unstable or abnormal market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during such times and temporary investments could reduce the benefit from any upswing in the market.

Principal Risks

As with all mutual funds, there is no assurance that the Portfolio will achieve its investment objective, and a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Portfolio are set forth below. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

3

Transparent Value Trust | Prospectus | April 29, 2016

Common Stock Risk — Since it purchases common stock, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio’s common stock may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio. In addition, common stock is generally subordinated to preferred stocks, bonds and other debt instruments upon the liquidation or bankruptcy of the issuing company.

Quantitative Investment Strategy Risk — The Portfolio seeks to track a quantitative strategy index, meaning that the Portfolio invests in securities comprising an index created by a proprietary model. The success of the Portfolio’s principal investment strategies depends on the effectiveness of the model in screening securities for inclusion in the Index. The factors used in the quantitative analysis and the weight placed on these factors may not be predictive of a security’s value. As a result, the Portfolio may have a lower return than if the Portfolio were managed using a fundamental investment strategy or an index based strategy that did not incorporate quantitative analysis.

Risks of Index Investing — Unlike many investment companies, the Portfolio is not “actively managed.” Therefore, the Portfolio would not sell an equity security because the security’s issuer was in financial trouble unless that security is removed from the Index.

Non-Correlation Risk — The Portfolio’s return may not match or achieve a high degree of correlation with the return of the Index for a number of reasons. For example, the Portfolio incurs a number of operating expenses not applicable to its Index and also incurs costs in buying and selling securities, especially when rebalancing the Portfolio’s securities holdings to reflect changes in the composition of the Index or in a representative sampling of the Index. The Portfolio may not be fully invested at times, either as a result of cash flows into the Portfolio or reserves of cash held by the Portfolio to meet redemptions and pay expenses. To the extent the Portfolio uses a sampling methodology, the Portfolio will not fully replicate the Index and may hold securities not included in the Index. As a result, the Portfolio will be subject to the risk that the Adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If the Portfolio utilizes a sampling approach, it may not track the return of the Index as well as it would if the Portfolio purchased all of the securities in the Index.

Large Capitalization Company Risk — The large capitalization companies in which the Portfolio invests may underperform other segments of the equity market or the equity market as a whole.

Non-Diversified Risk — The Portfolio is non-diversified and, as a result, may have greater exposure to volatility than other Portfolios. Because a non-diversified fund may invest a larger percentage of its assets in securities of a single issuer than that of a diversified fund, the performance of that issuer can have a substantial impact on the Portfolio’s share price. The Portfolio intends to maintain the required level of diversification so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) in order to avoid liability for federal income tax to the extent that its earnings are distributed to shareholders. In addition, the Portfolio intends to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code so that the owners of Contracts should not be subject to federal tax on distributions of dividends and income from the Portfolio to the insurance company’s separate accounts. Compliance with these Internal Revenue Code diversification requirements could limit the investment flexibility of the Portfolio and may cause the Portfolio to perform differently than a similarly managed fund that is not subject to such requirements.

Concentration Risk — The Portfolio’s assets will only be concentrated in an industry or group of related industries to the extent that the Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Portfolio would be subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Portfolio to a greater extent than if the Portfolio’s assets were invested in a wider variety of industries. The amount of Portfolio assets in a particular industry may not match the industry’s representation in the Index during rebalancing or when the Portfolio is small.

4

[LOGO]

REIT Risk — The Portfolio is subject to risks related to investment in real estate investment trusts or “REITs,” including fluctuations in the value of underlying properties, defaults by borrowers or tenants, lack of diversification, heavy cash flow dependency, self-liquidation, and potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. By investing in REITs indirectly through the Portfolio, a shareholder will bear expenses of the REITs in addition to expenses of the Portfolio.

Derivatives Risk — A derivative is a financial contract, the value of which depends on, or is derived from, the value of a financial asset (such as a stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). The Portfolio’s use of futures contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Liquidity risk is the risk that a security may be difficult or impossible to sell at the time and price that the Portfolio would like. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Portfolio’s share price and may also cause the Portfolio to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Portfolio’s use of swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is the risk that the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Each of these risks could cause the Portfolio to lose more than the principal amount invested in a derivative instrument.

U.S. Government Securities Risk — Some of the U.S. government securities that the Portfolio may invest in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the Portfolio owns do not extend to shares of the Portfolio.

Interest Rate Risk — The Portfolio may invest in fixed income securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Fixed income markets have experienced historically low interest rates for an extended period of time, which may increase the risk of interest rates rising in the future as a result of market forces, government action or other factors. The value of a fixed income security with greater duration will be more sensitive to changes in interest rates than a similar security with less duration. Duration is a measure of the sensitivity of the price of a fixed income security (or a portfolio of fixed income securities) to changes in interest rates. The prices of fixed income securities with less duration generally will be less affected by changes in interest rates than the prices of fixed income securities with greater duration. For example, a 5-year duration means the fixed income security is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%, holding other factors constant. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Repurchase Agreement Risk — The Portfolio’s use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Portfolio may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Other Investment Company Risk — When the Portfolio invests in another investment company, including an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the other investment company’s expenses. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.

5

Transparent Value Trust | Prospectus | April 29, 2016

Performance Information

The following bar chart and table illustrate the risks of investing in the Portfolio by showing the changes of the Portfolio’s performance from year to year. The bar chart shows the performance of the Portfolio’s Class I Shares. The accompanying table compares the Fund’s Class I, Class II and Class III Shares’ average annual total returns to those of a market index over time. As with all mutual funds, how the Portfolio has performed in the past is not an indication of how it will perform in the future. Performance for the Portfolio is updated daily, monthly and quarterly and may be obtained online at www.transparentvalue.com or by calling 1-888-727-6885.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Best Quarter – December 31, 2015	5.32%
Worst Quarter – September 30, 2015	(7.40%)

The Portfolio’s Class I Shares year to date return as of March 31, 2016 was 2.73%.

Average Annual Total Returns For the period ended December 31, 2015	1 Year		Since Inception

Transparent Value Directional Allocation VI Portfolio – Class I Shares (Inception: 5/6/14)	(2.56%	)	(0.67%	)

Transparent Value Directional Allocation IndexSM (reflects no deduction for expenses or taxes)	(2.02%	)	(0.02%	)

Transparent Value Directional Allocation VI Portfolio – Class II Shares (Inception: 5/6/14)	(2.76%	)	(0.79%	)

Transparent Value Directional Allocation IndexSM (reflects no deduction for expenses or taxes)	(2.02%	)	(0.02%	)

Transparent Value Directional Allocation VI Portfolio – Class III Shares (Inception: 5/6/14)	(2.36%	)	(0.42%	)

Transparent Value Directional Allocation IndexSM (reflects no deduction for expenses or taxes)	(2.02%	)	(0.02%	)

6

[LOGO]

Portfolio Management

Investment Adviser

Guggenheim serves as the investment adviser to the Portfolio.

Portfolio Managers

Scott Hammond, a Managing Director of the Adviser, is primarily responsible for the day-to-day management of the Portfolio. He has served as a portfolio manager of the Portfolio since its inception in 2014.

Gennadiy Khayutin, a Managing Director of the Adviser, is responsible for the development of portfolio strategy. He has served as a portfolio manager of the Portfolio since its inception.

Purchasing and Selling Shares

The Portfolio sells its shares only to separate accounts of various insurance companies (the “Insurer(s)”) and to various qualified plans (“Retirement Plans”). Shares are available through investment in various Retirement Plans or purchase of certain variable annuity contracts or life insurance policies (“Contracts”) issued by Insurers. Contract investors should review the variable contract prospectus prepared by their insurance company for information on how to allocate premiums to the Portfolio and to transfer to, and redeem amounts from, the Portfolio.

Tax Information

The Portfolio expects that distributions, if any, will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio are available for purchase only by insurance companies as investment options to support variable products, such distributions will be received by such insurance companies and will not be taxable to owners of variable products. Please contact the insurance company that issued your variable product for more information on the tax status of the Portfolio.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is only offered as an underlying investment option for Contracts and to Retirement Plans. The Portfolio and its related companies may make payments to sponsoring insurance companies, their affiliates or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing insurance companies to include the Portfolio as an underlying investment option in a Contract. In addition, these payments may be a factor that another financial intermediary considers in including the Portfolio as an investment option under a Retirement Plan. Further, these payments may create a conflict of interest by influencing the intermediary to recommend a Contract and the Portfolio over another investment. The prospectus or other offering documents for Contract or Retirement Plan may also contain additional information about these payments.

7

Transparent Value Trust | Prospectus | April 29, 2016

Additional Index Information

Transparent Value Directional Allocation IndexSM (the “Directional Allocation Index”), the Transparent Value Large-Cap Market IndexSM, the Transparent Value Large-Cap Aggressive IndexSM, and the Transparent Value Large-Cap Defensive IndexSM (together, the “Indexes”) are part of the family of quantitative strategy indexes offered by Transparent Value, LLC that use rules-based analytics supplied by Transparent Value, LLC. Transparent Value, LLC allows the Adviser to use the Directional Allocation Index as the benchmark for the Portfolio. The Adviser is an affiliate of the index provider, and dual employees of the Adviser and index provider use research provided by another affiliate to construct the index. The Adviser has in place a code of ethics to prevent misuse of non-public index information.

Each of the Indexes is the property of Transparent Value, LLC, which has contracted with S&P Dow Jones Indices LLC and/or its affiliate (“S&PDJI”) to maintain and calculate the Indexes. The Dow Jones U.S. Large-Cap Total Stock Market IndexSM (the “S&P Index”) is the property of S&PDJI and/or their third party licensors and has been licensed by S&PDJI for use by Transparent Value, LLC in connection with the Indexes. S&PDJI shall have no liability for any errors or omissions in calculating the Indexes.

8

The RBP® Methodology

Transparent Value, LLC believes that it’s better to avoid losers rather than trying to pick winners. Picking winners requires that an investor have knowledge of the future, which by definition is completely unknown. In contrast, Transparent Value, LLC believes that in order to avoid losers an investor does not require knowledge of the future, but rather can rely on a known quantity of information: the stock price and current and past financial information. Transparent Value, LLC believes that a stock becomes a loser when management of that company cannot deliver the business performance necessary to support its then current stock price.

Transparent Value, LLC believes many stock analysts and investment managers in trying to pick winners employ subjective valuation techniques and that the informational value of such analysis, when used as the basis for investment management programs, varies widely. For example, investment managers have often used analytical valuation techniques designed to determine the underlying value of a stock in light of certain assumptions. Typically, these assumptions are defined with respect to basic business activities of a company (e.g., the creation of new product lines, increases in sales, the addition of new stores or the issuance of more insurance policies). These assumptions in turn lead to further assumptions about the company’s future revenues, which in the context of such valuation techniques then indicate a value for the company and a price per share of stock.

By contrast, the valuation techniques characterizing the RBP® methodology calculate the business performance that a company must achieve in order to support its then-current stock price based on information disclosed in the company’s publicly available financial reports. This metric is called the Required Business Performance® or RBP®1, and it is derived from a reverse discounted cash-flow analytic model using reported financial information. Then, based on growth and revenues during the prior three years, the RBP® methodology computes a probability (expressed as a percentage) that a company can achieve its then-current Required Business Performance. This metric is called the RBP® Probability score.

Transparent Value, LLC believes that the RBP® Probability score is relevant for determining a company’s intrinsic value. Transparent Value, LLC also believes that, as a general matter, pricing inefficiencies occur when a company’s actual revenues and growth deviate significantly from the required revenues and growth as implied by the current market price of a company’s stock. The RBP® methodology is designed to identify instances of such inefficiencies and to quantify related pricing discrepancies.

Over specified time periods, RBP® Probability scores may indicate the likelihood that a company can achieve its Required Business Performance. Transparent Value, LLC believes that the RBP® methodology provides a disciplined, rules-based program which reduces the subjectivity and variability characterizing many, more traditional valuation techniques. There is no assurance the RBP® methodology will successfully identify companies that will achieve their RBP® or outperform the performance of other indices.

Risk of Index Data Disruption

The calculation or rebalancing of an Index may not be possible or feasible under certain circumstances, including, without limitation, a systems failure, natural or man-made disaster, act of God, act of terrorism, labor disruption or any similar intervening circumstance, that is beyond the reasonable control of the Index provider and that the Index provider determines affects an Index or any Index component. Upon the occurrence of such events, the Index provider may, in its discretion, elect to determine the appropriate composition of an Index based on alternative calculation or rebalancing methodologies, which may or may not accurately reflect changes in the market value of the Index components. Because of the Portfolio’s passive management strategies, the Portfolio will seek to provide investment results that correspond to the performance of the Index, regardless of whether it is accurately calculated or rebalanced.

[1]	“Required Business Performance” and “RBP” are trademarks of Transparent Value, LLC.

9

Transparent Value Trust | Prospectus | April 29, 2016

More Information about the Portfolio and Portfolio Investments

This Prospectus describes the Portfolio, which is a series of Transparent Value Trust, a Delaware statutory trust (the “Trust”). The Portfolio is an investment vehicle for variable annuity contracts and variable life insurance policies. The Portfolio also may be used as an investment vehicle for qualified pension and retirement plans and certain registered and unregistered insurance company separate accounts. Shares of the Portfolio are offered only to participating insurance companies and their separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies, qualified pensions, retirement plans or registered and unregistered separate accounts. Shares are not offered to the general public.

This Prospectus includes important information about the Portfolio that you should know before investing. You should read this Prospectus and keep it for future reference. You also should read the separate account prospectus for the variable annuity contract or variable life insurance policy that you want to purchase. The separate account prospectus contains important information about the Contract, your investment options, the separate accounts and expenses related to purchasing a variable annuity contract or variable life insurance policy.

Each Contract owner (“Contract Owner”) and Retirement Plan participant (“Participant”) also incurs fees associated with the variable annuity, variable life insurance or retirement plan through which he or she invested. As a Contract Owner or Participant, you may incur additional fees and different terms and conditions associated with your investment program that are not discussed in this Prospectus. Detailed information about the fees associated with your investment program can be found in the disclosure documents governing your Contract or consult your retirement plan administrator. You may incur additional fees, and be subject to different terms and conditions depending on your tax situation.

This prospectus describes the Portfolio’s principal investment strategies, and the Portfolio will normally invest in the types of securities and other investments described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, the Portfolio also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These non-principal investments and strategies, as well as those described in this prospectus, are described in detail in the Portfolio’s Statement of Additional Information (“SAI”) (for information on how to obtain a copy of the SAI, see the back cover of this prospectus). Of course, there is no guarantee that the Portfolio will achieve its investment goal.

The investments and strategies described in this prospectus are those that the Portfolio uses under normal conditions. The Portfolio has an investment policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise its Index. For purposes of this policy, “under normal circumstances” does not include the time period after a rebalancing or reconstitution (either a scheduled or ad hoc rebalancing or reconstitution) of the Portfolio’s underlying index that causes the Portfolio to be out of compliance with its 80% investment policy due to the fact that it is not possible or practicable to purchase the securities in the newly rebalanced/reconstituted Index or sell the applicable securities in the Portfolio’s portfolio (e.g., a security in the Index or the Portfolio’s portfolio is temporarily illiquid, unavailable or less liquid or the purchasing or selling a security implicates tax diversification requirements or other legal restrictions applicable to the Portfolio). In response to adverse market, economic, political, or other conditions, the Portfolio may temporarily depart from its normal investment policies and strategies provided that the alternative is consistent with the Portfolio’s investment objective and is believed to be, at the time the decision is made, in the best interest of the Portfolio. For example, the Portfolio may invest beyond the normal limits in derivatives to maintain exposure to its Index if it is unable to invest directly in a component security.

More Information about Principal Risks

An investment or type of security specifically identified in the prospectus generally reflects a principal investment. The Portfolio also may invest in or use certain other types of investments and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. Additional information

10

on the principal risks and certain non-principal risks of the Portfolio is described below. The fact that a particular risk was not indicated as a principal risk for the Portfolio does not mean that the Portfolio is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a principal risk for the Portfolio. Although the Portfolio will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. A high turnover rate may increase transaction costs, which decreases the value of investments and may result in additional taxable gains. In seeking to meet its investment objective and to adapt to changing economic environments, the Portfolio’s assets may be invested in any type of security or instrument whose investment characteristics are consistent with the Portfolio’s investment program, including some that may not be listed in this Prospectus.

In addition, investors should note that the Portfolio reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time.

Concentration Risk — The Portfolio’s assets will only be concentrated in an industry or group of industries to the extent that its Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Portfolio is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Portfolio to a greater extent than if the Portfolio’s assets were invested in a wider variety of industries. The amount of the Portfolio’s assets in a particular industry may not match the industry’s representation in the Index during rebalancing or when the Portfolio is small.

Historically, the Index the Portfolio is designed to track has been concentrated from time to time in one or more of the following industries: industrials, financials, consumer staples, health care, information technology, energy, consumer discretionary and utility. The principal risks relating to the Portfolio’s concentration in these industries are set forth below. However, the future composition of the Index may vary and, therefore, the Index’s historical industry concentrations may not match its future industry concentrations. Further, in the future, the Index may not be concentrated or may be concentrated in one or more other industries not identified below that are included in the Index.

Industrials Risks — A fund that concentrates in the industrial industry (or a group of industries related to the industrial industry) may be subject to greater risks than a portfolio without such a concentration. Stock prices for industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Companies in the industrial sector can be significantly affected by government spending policies because companies involved in this sector may rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, such companies may be heavily influenced by governmental spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Some other companies in the industrial sector are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Financials Risks — A fund that concentrates in the financial industry (or a group of industries related to the financial industry) may be subject to greater risks than a portfolio without such a concentration. Such a fund will be particularly subject to the risks associated with regulatory developments in, or related to, the financial sector. The financial sector consists of comparatively narrow segments of the economy and, therefore, a fund that concentrates its investments in this sector may experience greater volatility than funds investing in a broader range of sectors. In addition, companies in the financial sector may be subject to additional risks such as increased competition within the sector or changes in legislation or government regulations affecting the financial sector. The value of a fund’s shares is particularly vulnerable to factors affecting the financial sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation, and price competition.

Consumer Staples Risks — A fund that concentrates in the consumer staples industry (or a group of industries related to the consumer staples industry) may be subject to greater risks than a portfolio without such a concentration. Companies in the consumer staples industry can be adversely affected by changes in the worldwide economy, consumer spending, confidence, competition, demographics and preferences, exploration, production spending and the cost of

11

Transparent Value Trust | Prospectus | April 29, 2016

commodities. Companies in this industry are also affected by changes in government regulations or policies, world events and economic conditions, as well as natural and man-made disasters and political, social or labor unrest that affect production and distribution of consumer staple products.

Health Care Risks — A fund that concentrates in the health care industry (or a group of industries related to the health care industry) may be subject to greater risks than a portfolio without such a concentration. Companies in the health care industry are subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability. A number of legislative proposals concerning healthcare have been considered and/or enacted by the U.S. Congress in recent years. These span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and promotion of prepaid healthcare plans. A fund cannot predict what proposals will be enacted or what effect such proposals may have on health care-related companies. Furthermore, the types of products or services produced or provided by health care companies quickly can become obsolete. In addition, pharmaceutical companies and other companies in the health care industries can be significantly affected by patent expirations. In addition, many health care-related companies are smaller and less seasoned than companies in other industries.

Information Technology Risks — A fund that concentrates in the information technology industry (or a group of industries related to the information technology industry) may be subject to greater risks than a portfolio without such a concentration. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Information technology companies may be subject to extensive regulatory requirements causing considerable expense and delay. Information technology companies are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Energy Risks — A fund that concentrates in the energy industry (or a group of industries related to the energy industry) may be subject to greater risks than a portfolio without such a concentration. The energy industry is cyclical and highly dependent on commodities prices. The market values of companies in the energy industry could be adversely affected by, among other factors, levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Any such event could have serious consequences for the general population of the area affected and result in a material adverse impact to a fund’s holdings and the performance of the fund.

Consumer Discretionary Risks — A fund that concentrates in the consumer discretionary industry (or a group of industries related to the consumer discretionary industry) may be subject to greater risks than a portfolio without such a concentration. Companies in the consumer discretionary industry can be significantly affected by the performance of the overall economy, interest rates, competition and consumer confidence. Success of these companies can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, products of consumer discretionary companies.

12

Utility Risks — A fund that concentrates in the utility industry (or a group of industries related to the utility industry) may be subject to greater risks than a portfolio without such a concentration. Companies in the utility industry are subject to many risks, including the following: increases in fuel and other operating costs; restrictions on operations, increased costs, and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval of rate increases; the high cost of obtaining financing, particularly during periods of inflation; and increased competition resulting from deregulation, overcapacity, and pricing pressures.

Information about Portfolio Holdings

The Portfolio’s portfolio holdings information is available on the Portfolio’s website – www.transparentvalue.com. The Portfolio will generally post a detailed list of the securities held by the Portfolio (portfolio holdings) within 60 days after the end of each calendar quarter. The Adviser may exclude any portion of the portfolio holdings from publication when deemed in the best interest of the Portfolio. The postings generally remain until replaced by new postings as described above.

A description of the Portfolio’s policy and procedures with respect to the circumstances under which the Portfolio discloses its portfolio securities is available in the SAI.

13

Transparent Value Trust | Prospectus | April 29, 2016

Investment Adviser

Guggenheim Partners Investment Management, LLC, a Delaware corporation, serves as the investment adviser to the Portfolio. The Adviser’s principal place of business is located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, CA 90401. The Adviser, which was formed in 2001, is a diversified financial services firm with a sophisticated array of wealth and investment management services. The Adviser is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm that is an indirect subsidiary of Guggenheim Capital, LLC. As of December 31, 2015, the Adviser had approximately $151 billion in assets under management. The Trust’s Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

For its services to the Portfolio, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.95% of the average daily net assets of the Portfolio. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the net annual Portfolio operating expenses (excluding interest expense, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses (“Excluded Expenses”)) from exceeding 1.35%, 1.60%, and 1.10% of the Portfolio’s average daily net assets of the Class I, Class II, and Class III Shares, respectively, and is expected to remain in effect until at least April 30, 2017 (the “Agreement”). To the extent Excluded Expenses are incurred (e.g., the estimated interest expense of 0.01%), net annual Portfolio operating expenses may be higher than the contractual caps. This Agreement may be terminated by the Board, for any reason at any time. If, at any point, total annual Portfolio operating expenses (not including Excluded Expenses) are below the contractual caps, the Adviser is entitled to be reimbursed by the Portfolio in an amount equal to the difference between the Portfolio’s total annual Portfolio operating expenses (not including Excluded Expenses) and the contractual caps to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. No reimbursement shall be paid to the Adviser with respect to the Portfolio until reported to the Board. During the most recent fiscal year ended December 31, 2015, the Portfolio did not pay any annual advisory fees as a percentage of the Portfolio’s average daily net assets to the Adviser. A discussion regarding the basis for the Board’s approval of the Portfolio’s investment advisory agreement with the Adviser is available in the Portfolio’s June 30, 2015 Semi-Annual Report to Shareholders.

14

Portfolio Managers

Scott Hammond is primarily responsible for the day-to-day management of the Portfolio. He has served as the Portfolio Manager of the Portfolio since its inception. Mr. Hammond is a Managing Director of the Adviser. Prior to joining the Adviser in July 2009, Mr. Hammond was Head of ETF Portfolio Management at Northern Trust, where he oversaw the portfolio management of NETS, Northern Trust’s family of ETFs. Mr. Hammond was also Portfolio Manager at Barclays Global Investors with responsibilities for the management of $90 billion in institutional assets, as well as proprietary and client-driven research. He holds a Master of Business Administration from Purdue University’s Krannert Graduate School of Management and a Bachelor of Arts in Economics from the University of New Hampshire.

Gennadiy Khayutin is responsible for the development of portfolio strategy of the Portfolio. He has served as a Portfolio Manager of the Portfolio since inception. Mr. Khayutin is a Managing Director of the Adviser. Prior to joining the Adviser in May 2005, Mr. Khayutin was with Goldman Sachs & Co.’s Healthcare Group where he was responsible for structured debt products for a variety of healthcare and higher educational clients. He holds a Bachelor of Science in Finance and Information Systems from New York University.

The Portfolio’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of Portfolio shares.

15

Transparent Value Trust | Prospectus | April 29, 2016

Related Fund Performance

The below bar chart and table illustrate the risks of investing in the Transparent Value Directional Allocation Fund (the “Directional Allocation Fund”) by showing the changes of the Directional Allocation Fund’s performance from year to year. The Directional Allocation Fund is a fund offered for purchase only by retail investors with an investment objective and principal investment strategies which are substantially similar to the Portfolio. The Adviser serves as the investment adviser to both the Portfolio and the Directional Allocation Fund. The Portfolio and the Directional Allocation Fund also share the same portfolio managers. The Portfolio’s portfolio managers are responsible for exercising final decision-making authority over all material aspects concerning the investment objective, policies, strategies, and security selection decisions of the Directional Allocation Fund and the portfolio managers exercise the same level of authority and discretion in managing the Portfolio. The investment objective, policies and strategies of the Directional Allocation Fund are substantially similar to those of the Portfolio.

The performance data relating to the historical performance of the Directional Allocation Fund is net of all actual fees and expenses (including any sales loads and account fees) of the various classes of the Directional Allocation Fund. The total annual operating expenses of the Class I shares of the Directional Allocation Fund are closest to the expected total annual operating expenses of the Portfolio’s Class III shares; the total annual operating expenses of the Class F-1 shares of the Directional Allocation Fund are closest to the expected total annual operating expenses of the Portfolio’s Class I shares; and the total annual operating expenses of the Class A shares of the Directional Allocation Fund are closest to the expected total annual operating expenses of the Portfolio’s Class II shares, but the expected total annual operating expenses of the Portfolio’s Class II shares are expected to be approximately 13 basis points higher than the total annual operating expenses of the Class A shares of the Directional Allocation Fund. If the expected expenses of the Portfolio’s Class II shares had been imputed on the Class A shares of the Directional Allocation Fund, the performance of the Class A shares of the Directional Allocation Fund shown below would have been lower.

In addition to any differences in fees and expenses between the Directional Allocation Fund and the Portfolio, the performance of the Directional Allocation Fund may be different from the returns of the Portfolio for a number of reasons, including, but not limited to, differences in the timing of purchases and sales, the timing of cash flows into the portfolios and deviations in portfolio execution. Further, the Directional Allocation Fund is not subject to the same specific tax restrictions and investment limitations that are imposed on the Portfolio by the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). As discussed elsewhere in this Prospectus, the Portfolio is required to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code so that the owners of Contracts should not be subject to federal tax on distributions of dividends and income from the Portfolio to the insurance company’s separate accounts. Compliance with these Internal Revenue Code diversification requirements could limit the investment flexibility of the Portfolio and may cause the Portfolio to perform differently than the Directional Allocation Fund, which is not subject to such requirements. Consequently, the performance results for the Directional Allocation Fund expressed below could have been adversely affected if the Directional Allocation Fund had been subject to the same Internal Revenue Code requirements as the Portfolio.

The following bar chart and table illustrate the risks of investing in the Directional Allocation Fund by showing the changes of the Directional Allocation Fund’s performance from year to year. The bar chart shows the performance (pre-tax) of the Directional Allocation Fund’s Class I Shares. The accompanying table compares the Directional Allocation Fund’s Class I, Class A and Class F-1 Shares’ average annual total returns (pre-tax) to those of a market index over time. As with all mutual funds, how the Directional Allocation Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

16

The past performance of the Directional Allocation Fund is not necessarily an indication of how the Portfolio will perform in the future, does not guarantee similar results for the Portfolio and is not the Portfolio’s own historical performance record. You should not rely on this performance data as an indication of future performance of the Adviser or the Portfolio. In addition, the performance information presented for the Directional Allocation Fund is current as of the date shown, but may not be current as of the date you are reviewing this Prospectus. Consequently, the performance of the Directional Allocation Fund may vary from that shown below. The performance information presented below does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect the fees and charges imposed under variable annuity contracts or life insurance policies. If it did, the performance would be lower.

Best Quarter – March 31, 2013	13.11%
Worst Quarter – September 30, 2015	(7.92%)

The Directional Allocation Fund’s Class I total return (pre-tax) from January 1, 2016 to March 31, 2016 was 2.83%.

Average Annual Total Returns For the period ended December 31, 2015	1 Year		Since Inception

Directional Allocation Fund – Class I Shares (Inception: 6/18/12)

Return Before Taxes	(2.98%	)	10.91%

Directional Allocation Fund – Class A Shares (Inception: 6/18/12)

Return Before Taxes	(8.81%	)	8.70%

Directional Allocation Fund – Class F-1 Shares (Inception: 6/18/12)

Return Before Taxes	3.16%		10.65%

Dow Jones U.S. Large-Cap Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	1.08%		14.92%

17

Transparent Value Trust | Prospectus | April 29, 2016

Purchasing, Selling and Exchanging Portfolio Shares

This section provides a description of the Portfolio’s share classes and tells you how to purchase, sell (sometimes called “redeem”) and exchange shares of the Portfolio.

Description of Share Classes

The Portfolio offers Class I, Class II, and Class III Shares. The Classes of shares issued by the Portfolio will be identical in all respects except for Class designation, allocation of certain expenses for a Class directly related to the distribution or service arrangement, or both, and voting rights. Each Class votes separately with respect to issues affecting only that Class. Shares of each Class will represent interests in the same investment Portfolio. Therefore, each Class is subject to the same investment objectives, policies and limitations. A Contract Owner’s insurance company or Participant’s retirement plan administrator may make one or more of the share classes available in connection with their contract or separate account with that company. The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor, and may depend on which share class is offered under your Contract or Retirement Plan.

Class I, Class II and Class III shares are sold without a sales load. Class I shares are offered with fees for non-distribution related services provided to shareholders (“Service Fees”). Class II shares are offered with fees for distribution, shareholder servicing and marketing of such shares (“12b-1 Fees”) pursuant to a Distribution Plan. The shareholder servicing activities generally include responding to shareholder inquiries, directing shareholder communications, account maintenance, and dividend processing. In addition to 12b-1 Fees, Class II shares are also offered with Service Fees. Class III shares are offered without Service Fees or 12b-1 Fees.

How to Purchase and Sell Portfolio Shares

The Portfolio may sell its shares only to Insurers and to Retirement Plans. Shares are available through investment in various Retirement Plans or purchase of Contracts issued by Insurers. If you are a Contract Owner, the Insurer will allocate your premium payments to the Portfolio through separate accounts in accordance with your Contract.

The Retirement Plans and separate accounts of Insurers are the shareholders of record of the Portfolio’s shares. Any reference to the “shareholder” in this Prospectus generally refers to the Retirement Plans and the Insurers’ separate accounts. “Shareholder” does not refer to the individual investor, such as the Contract Owner in such separate account or the Participant in a Retirement Plan.

The Trust is relying upon exemptive relief granted to an affiliated entity pursuant to which it may sell Portfolio shares to, among others, separate accounts funding variable annuity contracts and variable life insurance policies issued by both affiliated life insurance companies and unaffiliated life insurance companies, and trustees of qualified group pension and group retirement plans outside of the separate account context. The Trust may apply for similar exemptive relief from the Securities and Exchange Commission which would pertain specifically to the Trust. If the Trust applies for the exemptive relief, the Trust cannot predict if and when such relief might be granted. Due to differences in tax treatment and other considerations, the interests of certain Contract Owners and Retirement Plans may conflict. The Trust’s Board of Trustees will monitor events in order to attempt to identify the existence of any material irreconcilable conflicts and to determine any action to be taken in response. If a material irreconcilable conflict arises involving separate accounts or Retirement Plans, a separate account or Retirement Plan may be required to withdraw its participation in the Portfolio.

Shares of the Portfolio may be purchased on any day that the New York Stock Exchange (“NYSE”) is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. The price per share will be the net asset value per share (“NAV”) next determined after the Portfolio receives the purchase order in proper form.

18

The Portfolio continuously offers shares to Insurers and Retirement Plans at the net asset value (“NAV”) per share next determined after the Trust or its designated agent receives and accepts a proper purchase or redemption request. Certain Insurers and Retirement Plans are designated agents of the Portfolio. Such Insurers and Retirement Plans acting as designated agents are responsible for transmitting request and delivering funds to the Portfolio on a timely basis. Each Insurer or Retirement Plan submits purchase and redemption orders to the Trust based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests that are furnished to the Insurer or Retirement Plan by such Contract Owners or by Participants. The Trust, the Adviser and the Portfolio’s distributor reserve the right to reject any purchase order from any party for shares of the Portfolio.

The Portfolio may refuse to sell its Shares to any Insurer or Retirement Plan or may suspend or terminate the offering of the Portfolio’s Shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio’s shareholders. It is possible that a Retirement Plan investing in the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on Insurer separate accounts investing in the Portfolio. The Portfolio may discontinue sales to a Retirement Plan and require Participants with existing investments in the Portfolio to redeem those investments if a Plan loses (or in the opinion of the Adviser is at risk of losing) its qualified plan status.

The Portfolio will ordinarily make payment for redeemed shares within seven (7) business days after the Trust or its designated agent receives and accepts a proper redemption order. A proper redemption order will contain all the necessary information and signatures from either the Insurer or Retirement Plan required to process the redemption order. The redemption price will be the NAV per share next determined after the Trust or its designated agent receives and accepts such instructions in proper form.

Certain Insurers or separate accounts may from time to time own (beneficially or of record) or control a significant percentage of the Portfolio’s shares. Redemptions by these Insurers or separate accounts of their holdings in the Portfolio may impact the Portfolio’s liquidity and NAV. These redemptions may also force the Portfolio to sell securities, which may negatively impact the Portfolio’s brokerage costs.

The accompanying disclosure documents for the Contracts or Retirement Plans describes the allocation, transfer, and withdrawal provisions of such Contract or Retirement Plan. These Contracts and Retirement Plans may assess fees and expenses that are not described in this Prospectus. You should review the accompanying disclosure documents for a complete description of such fees and expenses, if any.

How the Portfolio Calculates NAV

The Portfolio calculates its NAV once each Business Day as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). To receive the current Business Day’s NAV, the Portfolio must receive a purchase order in proper form before 4:00 p.m. Eastern Time. If the NYSE closes early – such as on days in advance of certain holidays – the Portfolio reserves the right to calculate NAV as of the earlier closing time. The Portfolio will not value its NAV on any day that the NYSE is closed. The Portfolio will not accept orders that request a particular day or price for the transaction or any other special conditions.

The NAV for one Portfolio share is the value of that share’s portion of the net assets of the Portfolio. In calculating NAV, the Portfolio generally values its investment portfolio at market price. If market prices are not readily available or the Portfolio reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Portfolio is required to price those securities at fair value as determined in good faith using methods approved by the Portfolio’s Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Portfolio’s Board, these methods are implemented through the Portfolio’s Fair Value Committee, members of which are appointed by the Board. The Portfolio’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Portfolio assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

19

Transparent Value Trust | Prospectus | April 29, 2016

Although the Portfolio invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Portfolio would price securities at fair value – for example, if the exchange on which a Portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Portfolio calculated its NAV.

Ticker Symbols and CUSIP Numbers

The reference information listed below will be helpful to you when you purchase shares of the Portfolio, check daily NAV or obtain additional information.

Portfolio Name	Ticker Symbol	CUSIP
TV Directional VI Portfolio — Class I Shares	TVPLX	89386C571
TV Directional VI Portfolio — Class II Shares	TVPMX	89386C563
TV Directional VI Portfolio — Class III Shares	TVPNX	89386C555

Redemptions In Kind

The Portfolio generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Portfolio’s remaining shareholders, the Portfolio might pay all or part of any redemption proceeds in securities (possibly including illiquid securities) with a market value equal to the redemption price (redemption in kind). It is highly unlikely that Shares would ever be redeemed in kind, but if they were, shareholders would have to pay transaction costs to sell the securities distributed, as well as taxes on any capital gains from the sale as with any redemption. In addition, shareholders would continue to be subject to the risks of any market fluctuation in the value of the securities received in kind until they are sold, and may not be able to sell such securities at or near the price the Portfolio valued them at, if at all.

Suspension of Right to Sell Shares

The Portfolio may suspend the right to sell shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission (the “SEC”). More information about this is in the SAI.

How to Exchange Portfolio Shares

Subject to the terms of your Contracts or Retirement Plan, shares of any one Class of the Portfolio may be exchanged for the same Class of any other Trust portfolio that is offered for purchase only by Insurers and Retirement Plans. Currently, only the Portfolio is offered for sale to such investors. You may not exchange shares of the Portfolio with shares of any series of the Trust which is offered for sale to the general public.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Portfolio may suspend or terminate the exchange privilege if a Contract Owner or Participant engages in a pattern of exchanges that is excessive, as determined in the sole discretion of the Portfolio. For more information about the Portfolio’s policy on excessive trading, see “Excessive Trading Policies and Procedures.”

20

Distribution of Portfolio Shares

Distribution Plans

The Portfolio has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended (the “1940 Act”) for Class II shares (the “Distribution Plan”).

Class II Distribution Plan

The Portfolio has adopted a Distribution Plan with respect to its Class II shares that allows the Portfolio to pay distribution and shareholder service fees at an annual rate not to exceed 0.25% of the average daily net assets of the Portfolio attributable to Class II shares for the sale and distribution of those shares and for shareholder services provided to Contract Owners or Participants who hold such shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries as compensation for selling shares or for providing ongoing shareholder services. These services generally include responding to shareholder inquiries, directing shareholder communications, and account maintenance. Because the fees paid under the Class II Distribution Plan are paid out of Portfolio assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

21

Transparent Value Trust | Prospectus | April 29, 2016

Shareholder Servicing Arrangements

The Portfolio has adopted a Shareholder Servicing Plan (a “Services Plan”) with respect to Class I and Class II shares. Under the Services Plan, the Portfolio is authorized to pay third party service providers including, but not limited to, insurance companies, banks, trust companies, retirement plan administrators, broker-dealers and any other institution having a service, administration, or any similar arrangement with the Portfolio (“Participating Organizations”), for non-distribution related services to shareholders of Class I and Class II shares. The Portfolio generally pays Participating Organization a fee that is based on the assets of the Portfolio that are attributable to investments by customers of the Participating Organization. The services for which Participating Organizations are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services. Payments under the Services Plan are calculated daily and paid monthly, and the aggregate fees on an annual basis are not to exceed 0.25% of the average daily net asset value of the Class I and Class II shares of the Portfolio attributable to or held in the name of a Participating Organization for its clients as compensation for providing services pursuant to an agreement with a Participating Organization. Because these shareholder servicing fees are paid out of assets attributable to the Portfolio’s Class I and II shares on an ongoing basis, over time these fees will increase the cost of an investment in such shares and may cost more than other types of sales charges.

22

[LOGO]

Payments to Financial Intermediaries

The Portfolio is only offered as an underlying investment option for Contracts and Retirement Plans. From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated brokerage firms, banks, retirement plan service providers, insurance companies and other financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any 12b-1 fees or shareholder servicing payments that are reflected in the fees and expenses listed in the fee table section of this prospectus. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and are not paid by the Portfolio. The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Portfolio shares, the amount of Portfolio assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Portfolio’s shares. Please contact your financial intermediary for information about payments it may receive in connection with the sale of Portfolio shares or the provision of services to Portfolio shareholders, as well as information about any fees and/or commissions it may charge.

23

Transparent Value Trust | Prospectus | April 29, 2016

Other Policies

Excessive Trading Policies and Procedures

The Portfolio is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Portfolio may present risks to the Portfolio’s long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Portfolio’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Portfolio investments, requiring the Portfolio to maintain higher cash balances to meet redemption requests and experiencing increased transaction costs.

The Portfolio may be made available as an investment option under a number of different variable insurance products of Insurers and to Retirement Plans. Contract Owners of these variable insurance products and Participants of these Retirement Plans may typically transfer value among subaccounts of the Insurer’s separate accounts or Retirement Plans by contacting the Insurer or Retirement Plan, as applicable. The resulting purchases and redemptions of Portfolio shares may be made through omnibus accounts of the Insurer’s separate account or Retirement Plan, as applicable. The right of a Contract Owner or Participant to transfer among subaccounts is governed by a contract or plan between the Insurer or Retirement Plan and such Contract Owner or Participant, respectively. Because the record owners of the Portfolio are generally the Insurers or Retirement Plans, and not the Contract Owners or Participants, the Trust is not ordinarily in a position to directly monitor for or uncover frequent trading by Contract Owners or Participants. The terms of these contracts or plans, the presence of financial intermediaries (including the Insurers) between the Portfolio and Contract Owners and Participants, the utilization of omnibus accounts by these intermediaries and other factors, such as state insurance laws and the fact that a transfer may involve the Portfolio and a portfolio of an unaffiliated trust, may limit the Portfolio’s ability to detect and deter market timing.

As a consequence, the Trust typically seeks to enlist the cooperation or assistance, through contractual arrangements or otherwise, of an Insurer, Retirement Plan or intermediary in seeking to detect, monitor and deter frequent trading. An Insurer, Retirement Plan or intermediary may not have the capability or willingness to assist to the degree or in the manner requested by the Trust. In addition, certain parties who engage in frequent trading may employ a variety of techniques to avoid detection.

Transactions by Contract Owners and Participants may be subject to the restrictions of the Insurers’ and Retirement Plans’ frequent trading policies, which may differ from those of the Portfolio. Contract Owners and Participants should consult with their Insurer or Retirement Plan to determine the frequent trading restrictions that apply to their portfolio transactions.

None of these tools, however, can guarantee the possibility that frequent trading activity will not occur, and the Trust cannot guarantee that monitoring by the Insurers or Retirement Plans will be 100% successful in detecting all frequent trading. Consequently, there is a risk that some investors could engage in frequent trading activities.

Anti-Money Laundering Program

Customer identification and verification is part of the Portfolio’s overall obligation to deter money laundering under federal law. Contract Owners and Participants may be asked to provide additional information in order for the Portfolio and its agents to verify their identities in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other Federal regulations. The Portfolio has adopted an anti-money laundering compliance program designed to prevent the Portfolio from being used for money laundering or the financing of illegal activities. In this regard, the Portfolio reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close an account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Portfolio management, they are deemed to be in the best interest of the Portfolio or in cases when the Portfolio is requested or compelled to do so by governmental or law enforcement authority. If an account is closed at the request of governmental or law enforcement authority, a Contract Owner or Participant may not receive proceeds of the redemption if the Portfolio is required to withhold such proceeds.

24

Dividends and Distributions

The Portfolio distributes its net investment income and makes distributions of its net realized capital gains and dividends, if any, at least annually. All dividends and capital gains distributions paid by the Portfolio will be automatically reinvested at net asset value in the Portfolio. For Contract Owners, the result of automatic reinvestment of distributions on a Portfolio’s performance, including the effect of dividends, is reflected in the cash value of the Contracts you own. Please see the Contract prospectus accompanying this Prospectus for more information.

25

Transparent Value Trust | Prospectus | April 29, 2016

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below, the Portfolio has summarized some important tax issues that affect the Portfolio and its shareholders. This summary is based on current tax laws, which may change.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and the federal income taxation of owners of variable annuity or variable life insurance contracts, please see the Contract prospectus. You should consult your tax adviser before investing.

The Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, the Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains that it timely distributes to its shareholders.

The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Portfolio to the insurance company’s separate accounts.

Because the shares of the Portfolio will be held only by life insurance companies as investment options to support variable contracts, no discussion is included herein as to the federal income tax consequences with respect to a variable contract owner’s ownership of shares of the Portfolio. For information concerning the federal income tax consequences to purchasers of the variable contracts, see the attached Contract prospectus for the policy.

More information about taxes is in the SAI.

THE TAX STATUS OF YOUR INVESTMENT IN THE PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTACT.

Other Information

The Prospectus and SAI do not purport to create any contractual obligations between the Portfolio and shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Portfolio, including contracts with the Adviser or other parties who provide services to the Portfolio.

26

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance and other financial information since inception of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. “Total Return” shows how much an investment in the Portfolio increased (or lost) assuming reinvestment of all dividends and distributions. Financial highlights for the Portfolio have been derived from financial statements audited by KPMG LLP, the Portfolio’s former independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which was filed on Form N-CSR with the Securities and Exchange Commission on March 10, 2016 (Accession No. 0001193125-16-499859) and is available upon request (see back cover).

27

Transparent Value Trust | Prospectus | April 29, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Year or Period End	Net Asset Value – beginning of period	Net Investment Loss(a)	Net realized and unrealized gain on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized capital gains	Total distributions
Transparent Value Directional Allocation VI Portfolio
Class I
12/31/2015	$10.15	0.00 (b)	(0.26)	(0.26)	—	—	—
12/31/2014(d)	$10.00	(0.03)	0.18	0.15	—	—	—
Class II
12/31/2015	$10.15	(0.03)	(0.25)	(0.28)	—	—	—
12/31/2014(d)	$10.00	(0.05)	0.20	0.15	—	—	—
Class III
12/31/2015	$10.17	0.03	(0.27)	(0.24)	—	—	—
12/31/2014(d)	$10.00	(0.02)	0.19	0.17	—	—	—

(a)	Per share numbers have been calculated using the average share method.
(b)	Less than $0.01.
(c)	Amounts include the effect of the interest expense associated with the Fund’s Line of Credit.
(d)	Period May 6, 2014 (Inception Date) through December 31, 2014.
(e)	Not Annualized.
(f)	Annualized.

28

Net Asset Value End of Period	Total return		Net assets, end of period (000)	Ratio of expenses before waivers/ reimbursements to average net assets		Ratio of expenses after waivers/ reimbursements to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$9.89	(2.56%)		$38	2.81	%(c)	1.36	%(c)	0.02%		231%
$10.15	1.50	%(e)	$40	7.63	%(c)(f)	1.38	%(c)(f)	(0.46	%)(f)	206	%(e)

$9.87	(2.76%)		$8,383	3.06	%(c)	1.61	%(c)	(0.27%)		231%
$10.15	1.50	%(e)	$11,382	7.96	%(c)(f)	1.63	%(c)(f)	(0.74	%)(f)	206	%(e)

$9.93	(2.36%)		$238	2.56	%(c)	1.11	%(c)	0.27%		231%
$10.17	1.70	%(e)	$244	7.50	%(c)(f)	1.13	%(c)(f)	(0.25	%)(f)	206	%(e)

29

Transparent Value Trust | Prospectus | April 29, 2016

Index Provider Information

NEITHER S&P DOW JONES INDICES LLC, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES LLC, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P DOW JONES INDICES LLC MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ANY LICENSED TRADEMARKS, S&P INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES LLC, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

The Portfolio is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC or its third party licensors. Neither S&P Dow Jones Indices LLC nor its third party licensors makes any representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P Index to track general market performance. S&P Dow Jones Indices LLC’s and its third party licensor’s only relationship to Transparent Value, LLC and the Portfolio with respect to the S&P Index is the licensing of S&P Index which is determined, composed and calculated by S&P Dow Jones Indices LLC or its third party licensors without regard to Transparent Value, LLC or the Portfolio. S&P Dow Jones Indices LLC and its third party licensors have no obligation to take the needs of Transparent Value, LLC or the owners of the Portfolio into consideration in determining, composing or calculating the S&P Index. Neither S&P Dow Jones Indices LLC nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the shares of the Portfolio are to be converted into cash. S&P Dow Jones Indices LLC has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

30

Transparent Value Trust

Investment Adviser

Guggenheim Partners Investment Management, LLC

100 Wilshire Boulevard, 5th Floor

Santa Monica, CA 90401

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Legal Counsel

Dechert LLP

1900 K St. NW

Washington, DC 20006

How To Obtain More Information About The Portfolio

More information about the Portfolio is available, without charge, upon request, through the following:

Statement of Additional Information (“SAI”): The SAI, dated April 29, 2016, includes detailed information about the Portfolio and Transparent Value Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports: These reports, when available, list the Portfolio’s holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends that significantly impacted Portfolio performance of the previous fiscal year. The reports also contain detailed financial information about the Portfolio.

To Obtain an SAI, Annual or Semi-Annual Reports, or More Information:

By Telephone: 1-888-727-6885

By Mail: P.O. Box 46103, Denver, CO 80201

By Internet: www.transparentvalue.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about the Portfolio, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Transparent Value Trust’s 1940 Act registration number is 811-22309.

31

© 2016 Transparent Value, LLC. All rights reserved. No part of this document may be circulated, quoted or reproduced for distribution without prior written approval from Transparent Value, LLC. Transparent Value®, RBP®, Required Business Performance® and the Transparent Value logo are registered trademarks of Transparent Value, LLC, or one of its subsidiaries. “See the market clearly” is a trademark of Transparent Value, LLC, and its affiliates. Other featured words or symbols used to identify the source of goods and services may be the trademarks of their respective owners.

Transparent Value, LLC (“Transparent Value”) is a subsidiary of Guggenheim Partners, LLC.

An investment in the Portfolio involves risks, including loss of principal.

Transparent Value Funds are distributed by ALPS Distributors, Inc.

STATEMENT OF ADDITIONAL INFORMATION

TRANSPARENT VALUE DIRECTIONAL ALLOCATION VI PORTFOLIO

CLASS I SHARES TVPLX

CLASS II SHARES TVPMX

CLASS III SHARES TVPNX

a series of TRANSPARENT VALUE TRUST

April 29, 2016

Investment Adviser:

GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of the Transparent Value Trust (the “Trust”) and the Transparent Value Directional Allocation VI Portfolio (the “Portfolio”). This SAI is incorporated by reference and should be read in conjunction with the Portfolio’s prospectus dated April 29, 2016 (the “Prospectus”). Capitalized terms not defined herein are defined in the Prospectus. Shareholders may obtain copies of the Portfolio’s Prospectus or Annual or Semi-Annual Report (when available) free of charge by writing to the Trust at P.O. Box 46103, Denver, CO 80201 or calling the Portfolio at 1-888-727-6885. The financial statements of the Portfolio for the fiscal period ended December 31, 2015, appearing in the annual report to shareholders have been audited by KPMG LLP (“KPMG”), the Portfolio’s former independent registered public accounting firm. Such financial statements and KPMG’s report thereon are incorporated herein by reference to the Portfolio’s annual report as filed with the SEC on March 10, 2016 (Accession No. 0001193125-16-499859). Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing.

The Portfolio is an investment vehicle for variable annuity contracts and variable life insurance policies (“Contracts”). The Portfolio also may be used as an investment vehicle for qualified pension and retirement plans and certain registered and unregistered separate accounts. Shares of the Portfolio are offered only to participating insurance companies and their separate accounts to fund the benefits of Contracts, and to qualified pension and retirement plans and registered and unregistered separate accounts. Shares are not offered to the general public.

ii

THE TRUST

General. The Portfolio is a separate series of the Trust, a Delaware statutory trust organized on June 8, 2009. The Trust is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and commonly known as a “mutual fund.” The Declaration of Trust permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”) and different classes of shares of each series. The Portfolio offers Class I, Class II, and Class III Shares. Each share of the Portfolio represents an equal proportionate interest in the Portfolio. See “Description of Shares.”

All consideration received by the Trust for shares of the Portfolio and all assets of the Portfolio belong solely to the Portfolio and would be subject to liabilities related thereto. The Portfolio pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing, insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust’s other expenses, including audit and legal expenses. Expenses attributable to the Portfolio shall be payable solely out of the assets of the Portfolio. Expenses not attributable to a specific series of the Trust are allocated across all series of the Trust on the basis of relative net assets.

Description of Multiple Classes of Shares. The Portfolio may sell its shares only to separate accounts of various insurance companies and to various qualified plans. The Trust is authorized to offer shares of the Portfolio in some or all of the following classes: Class I, Class II, and Class III Shares. The Trust is also authorized to offer shares of its retail series, offered in a separate prospectus and statement of additional information, in some or all of the following classes: Class A Shares, Class C Shares, Class F-1 Shares, and Class I (institutional) Shares. The different classes provide for variations in distribution and shareholder servicing expenses. Minimum investment requirements and investor eligibility are described in the Portfolio’s Prospectus. For more information on shareholder servicing and distribution expenses, see “The Distributor.” The Trust reserves the right to create and issue additional classes of shares.

Voting Rights. Each shareholder of record is entitled to one vote for each share held on the record date of the meeting. The Portfolio will vote separately on matters relating solely to it. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Portfolio without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Portfolio fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees of the Trust (the “Board”).

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the Portfolio’s permitted investments and investment practices and the associated risk factors. The Portfolio may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with the Portfolio’s investment objective or is not permitted by the Portfolio’s stated investment policies.

The Portfolio’s principal investment strategies and the risks associated with the same are described in the Portfolio’s “Principal Investment Strategies” and “Principal Risks” sections of the Prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that the Portfolio may utilize, even though they are not considered to be “principal” investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in the Portfolio’s Prospectus, should not be considered to be a principal strategy (or related risk) applicable to the Portfolio.

COMMON STOCK

The Portfolio will purchase equity securities, including common stocks. Common stocks represent ownership interests in a company. Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of common stocks in which the Portfolio invests will cause the net asset value of the Portfolio to fluctuate. The Portfolio purchases common stock traded in the United States on registered exchanges or the over-the-counter market.

REAL ESTATE INVESTMENT TRUSTS (“REITS”)

Within the parameters of its specific investment policies, the Portfolio may invest in exchange-traded REITs. REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs may also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit. Credit risk refers to the possibility that the borrower will be unable and/or unwilling to make timely interest payments and/or repay the principal on the loan to a mortgage REIT when due. Mortgage REITs are subject to significant interest rate risk. When the general level of interest rates goes up, the value of a mortgage REIT’s investment in fixed rate obligations goes down. When the general level of interest rates goes down, the value of a mortgage REIT’s investment in fixed rate obligations goes up. Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to leverage risk. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time and increase the volatility of the values of securities issued by the mortgage REIT. Mortgage REITs are subject to prepayment risk, which is the risk that borrowers may prepay their mortgage loans at faster than expected rates. Prepayment rates generally increase when interest rates fall and decrease when interest rates rise. These faster than expected payments may adversely affect a mortgage REIT’s profitability because the mortgage REIT may be forced to replace investments that have been redeemed or repaid early with other investments having a lower yield. Additionally, rising interest rates may cause the duration of a mortgage REIT’s investments to be longer than anticipated and increase such investments’ interest rate sensitivity.

INVESTMENT COMPANIES

The Portfolio may invest in the securities of other investment companies, including money market funds and short-term exchange traded funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), the Portfolio may invest in the securities of another investment company (the “acquired company”) provided that the Portfolio, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Portfolio; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Portfolio) having an aggregate value in excess of 10% of the value of the total assets of the Portfolio, subject to certain exceptions. To the extent allowed by law or regulation, the Portfolio may invest its assets in securities of investment companies, including money market funds, advised by Guggenheim Partners Investment Management, LLC (the “Adviser”), or otherwise affiliated with the Adviser, in excess of the limits discussed above.

If the Portfolio invests in, and, thus, is a shareholder of, another investment company, the Portfolio’s shareholders will indirectly bear the Portfolio’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Portfolio to the Adviser and the other expenses that the Portfolio bears directly in connection with the Portfolio’s own operations.

U.S. GOVERNMENT SECURITIES

The Portfolio may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Portfolio’s shares.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over through the end of 2012.

The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013. Fannie Mae’s support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

•	U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

•

Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

•

U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities - that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

•

U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Portfolio’s shares.

The Portfolio’s investments in U.S. Government securities will be limited by the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Adviser may not be able to invest in U.S. Government securities to the extent desired because of the application of the diversification requirements of Section 817(h) of the Code. As a result, the Portfolio may perform differently than a similarly managed fund that is not subject to such requirements.

BORROWING

While the Portfolio does not anticipate doing so, the Portfolio may borrow money, as permitted under the 1940 Act, for investment purposes. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of the Portfolio’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share (“NAV”) of the Portfolio will increase more when the Portfolio’s portfolio assets increase in value and decrease more when the Portfolio’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

The Portfolio may also borrow money to facilitate management of the Portfolio’s portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Portfolio promptly. As required by the 1940 Act, the Portfolio must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed (not including temporary borrowings not in excess of 5% of the Portfolio’s total assets). If, at any time, the value of the Portfolio’s assets should fail to meet this 300% coverage test, the Portfolio, within three days (not including Sundays and holidays), will reduce the amount of the Portfolio’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

The Portfolio has established lines of credit with certain banks from which it may borrow funds for temporary or emergency purposes. The Portfolio may use lines of credit to meet large or unexpected redemptions that would otherwise force the Portfolio to liquidate securities under circumstances which are unfavorable to the Portfolio’s remaining shareholders. The Portfolio may be required to pay fees to the banks to maintain the lines of credit; which would increase the cost of borrowing over the stated interest rate.

REPURCHASE AGREEMENTS

The Portfolio may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Portfolio acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Portfolio and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by the Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the custodian until repurchased. No more than an aggregate of 15% of the Portfolio’s net assets will be held in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Portfolio not within the control of the Portfolio and, therefore, the

Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. The Portfolio may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Portfolio and its counterparties and, therefore, the Portfolio may be subject to the credit risk of those custodians.

REVERSE REPURCHASE AGREEMENTS

The Portfolio may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Portfolio is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Portfolio has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Portfolio intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Portfolio. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Portfolio’s assets. The Portfolio’s exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings. Although there is no limit on the percentage of total assets the Portfolio may invest in reverse repurchase agreements, the Portfolio does not expect to engage in reverse repurchase agreements with respect to more than 33 1/3% of its total assets, including the proceeds received by the Portfolio in connection with the transaction.

OTHER SHORT-TERM INSTRUMENTS

In addition to repurchase agreements, the Portfolio may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by the Adviser); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by S&P, or if unrated, of comparable quality as determined by the Adviser (See “Appendix A – Description of Ratings” for a description of commercial paper ratings); (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that are rated in the top-two short-term categories by two Nationally Recognized Statistical Rating Organizations (NRSROs), or, if unrated, deemed to be of equal quality by the Adviser; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Portfolio. Any of these instruments may be purchased on a current basis (cash on delivery now) or a forward-settled basis (cash on delivery at a future date). Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS

The Portfolio may utilize exchange-traded futures and options contracts and swap agreements. Such investments are intended to improve liquidity, reduce transaction costs and help the Portfolio stay fully invested, and are not intended to be used for hedging or speculative investment proposes. The Portfolio will segregate or earmark on the books of the Portfolio cash and/or appropriate liquid assets if required to do so by U.S. Securities and Exchange Commission (the “SEC”) or Commodity Futures Trading Commission (“CFTC”) regulation or interpretation.

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

The Portfolio is required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such cases, the Portfolio would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

The Portfolio may purchase and sell put and call options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

The Portfolio may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its underlying Index. Exchange-traded futures and options contracts are not currently available for all of the Indexes. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the applicable Index components or a subset of the components.

As a result of recent amendments to rules under the Commodity Exchange Act (“CEA”) by the CFTC, the Portfolio must either operate within certain guidelines and restrictions with respect to the Portfolio’s use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”). Consistent with the CFTC’s new regulations, the Adviser has claimed an exclusion from the definition of the term CPO under the CEA, pursuant to CFTC Rule 4.5, with respect to the Portfolio and, therefore, the Adviser is not subject to registration or regulation as a CPO under the CEA. As a result, the Adviser will operate the Portfolio within certain guidelines and restrictions with respect to their use of futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser’s ability to implement the Portfolio’s investment strategies and may adversely affect the Portfolio’s performance. If the Portfolio becomes subject to CFTC regulation, the Portfolio may incur additional expenses.

Restrictions on the Use of Futures and Options. In connection with its management of the Portfolio, the Adviser has also claimed an exclusion from registration as a commodity trading advisor under the CEA and, therefore, is not subject to the registration and regulatory requirements of the CEA with respect to the Portfolio. The Portfolio reserves the right to engage in transactions involving futures and options thereon to the extent allowed by the CFTC regulations in effect from time to time and in accordance with the Portfolio’s policies. The Portfolio would take steps to prevent its futures positions from “leveraging” its securities holdings. When it has a long futures position, it will maintain with its custodian bank, cash or equivalents. When it has a short futures position it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and equivalents (or a combination of the foregoing) having a value equal to the net obligation of the Portfolio under the contract (less the value of any margin deposits in connection with the position).

Short Sales. The Portfolio may engage in short sales that are either “uncovered” or “against the box.” A short sale is “against the box” if at all times during which the short position is open the Portfolio owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Portfolio with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Portfolio sells a security it does not own. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Portfolio closes its short position or replaces the borrowed security, the Portfolio may: (a) segregate or earmark on the books of the Portfolio cash or liquid securities at such a level that the amount segregated or earmarked plus the amount deposited with the broker as collateral (not including short sale proceeds held at the broker) will equal the current value of the security sold short; or (b) otherwise cover the Portfolio’s short position by holding the security.

Swap Agreements. The Portfolio may enter into swap agreements, including interest rate, index,

and total return swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Portfolio.

FUTURE DEVELOPMENTS

The Portfolio may take advantage of opportunities in the area of options and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio’s investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure.

SECURITIES LENDING

The Trust, on behalf of the Portfolio, has entered into a Securities Lending Authorization Agreement (the “Lending Agreement”) with The Bank of New York Mellon (the “Bank”). Pursuant to the Lending Agreement, the Portfolio may lend securities representing up to 33-1/3% of the value of its total assets (including the loan collateral) to broker-dealers, banks and other institutions to generate additional income. When the Portfolio loans its portfolio securities, it will receive, at the inception of each loan, collateral in the form of cash, cash equivalents or securities issued or guaranteed by the United States Government or its agencies or instrumentalities equal to at least 102% (for U.S. securities) or 105% (for foreign securities) of the market value of the securities loaned as determined at the time of loan origination. This collateral must be valued daily by the Bank and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the g Portfolio so that the collateral is maintained in an amount equal to at least 100% of the current market value of the loaned securities. During the time portfolio securities are on loan, the borrower pays the Portfolio any dividends or interest paid on the securities. In addition, any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Loans are subject to termination at any time by the Portfolio or the borrower. Also, voting rights on the loaned securities may pass to the borrower. However, the Portfolio has the right to recall a security (or terminate a loan) for the purpose of exercising the security’s voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to the Portfolio, it is expected that the Portfolio will do so only where the items being voted upon are, in the judgment of the Adviser , either material to the economic value of the security or threaten to materially impact the issuer’s corporate governance policies or structure.

Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Portfolio’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Under the Lending Agreement, the Bank will generally bear the risk that a borrower may default on its obligation to return loaned securities.

The Portfolio may invest the cash received as collateral through loan transactions in other eligible securities, which may include shares of a registered money market fund or of an unregistered money market fund. Such money market funds might not seek or be able to maintain a stable $1 per share net asset value. Investing the cash collateral subjects the Portfolio to market risk. The Portfolio remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements even if the value of the investments made with the collateral has declined. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Portfolio, and the Portfolio may be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.

The Portfolio may pay a part of the interest earned from the investment of collateral or other fee to an unaffiliated third party for acting as the Portfolio’s securities lending agent.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the principal risks associated with an investment in the Portfolio is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

Investment in the Portfolio should be made with an understanding that the value of the Portfolio’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in the Portfolio should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Investment in REITs may subject the Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition, and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage

REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Portfolio’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

The principal trading market for some of the securities in an Index may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Portfolio’s shares will be adversely affected if trading markets for the Portfolio’s portfolio securities are limited or absent or if bid/ask spreads are wide.

FUTURES AND OPTIONS TRANSACTIONS

Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the applicable Portfolio may be required to make delivery of the instruments underlying futures contracts it has sold.

The Portfolio will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The Portfolio does not plan to use futures and options contracts, when available, in this manner. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Portfolio, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what they would have incurred through direct investment in securities.

Utilization of futures transactions by the Portfolio involves the risk of imperfect or even negative correlation to the benchmark Index if the index underlying the futures contracts differs from the benchmark Index. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF SWAP AGREEMENTS

Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect such Portfolio’s rights as a creditor.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

CYBER SECURITY AND OPERATIONAL RISK

With the increased use of technologies in the course of business, the Portfolio and its service providers have become potentially more susceptible to operational, information security and related risks resulting from cyber-attacks. Cyber-attacks are intentional actions and unintentional events that may cause operational disruptions and failures, including the theft or corruption of data maintained online or digitally, denial of service on websites, and the unauthorized release of confidential information. Successful cyber-attacks against, or cyber security breakdowns of, a Portfolio and/or third party service providers may adversely impact the Portfolio and its shareholders by, among other things, interfering with the processing of shareholder transactions, impacting a Portfolio’s ability to calculate its net asset value, causing the release of private shareholder information or confidential Portfolio information, impeding trading, causing reputational damage, and subjecting a Portfolio to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance and cyber security risk management costs. Although the Portfolio and its service providers may have established business continuity plans and systems designed to reduce the risks or adverse effects associated with cyber attacks, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Similar types of cyber security risks also are present for issuers of securities in which a Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investment in such securities to lose value.

A Portfolio’s investments or its service providers may be negatively impacted due to operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. In particular, these errors or failures as well as other technological issues may adversely affect the Portfolio’s ability to calculate their net asset values in a timely manner, including over a potentially extended period. Although the Portfolio attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Portfolio or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Portfolio and its shareholders could be negatively impacted as a result.

INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental policies of the Portfolio that cannot be changed without the vote of the holders of a majority of the Portfolio’s outstanding shares. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of the Portfolio’s shares present at a meeting, if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the Portfolio’s outstanding shares, whichever is less.

The Portfolio may not:

1.

Concentrate its investments in an industry or group of industries (i.e., hold 25% or more of its total assets in the securities of issuers in a particular industry or group of industries), except that the Portfolio will concentrate to approximately the same extent that its underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, shares of investment companies, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

2.

Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.

Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.

Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.

Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

In addition to the Portfolio’s investment objective, the following limitations are non-fundamental and may be changed by the Trust’s Board without shareholder approval. These non-fundamental policies are based upon the regulations currently set forth in the 1940 Act.

1.	The Portfolio may not hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Portfolio’s net assets.

2.

The Portfolio may not change its investment strategy to invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise its underlying Index at the time of initial purchase without 60 days’ prior written notice to shareholders.

Except with respect to Portfolio policies concerning borrowing, illiquid securities, and lending, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes the Portfolio to exceed its limitation, the Portfolio will take steps to bring the aggregate amount of illiquid instruments back within the limitation as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances causes the Portfolio to exceed its limitation, the Portfolio will take steps to bring the aggregate amount of borrowing back within the limitation within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules or regulations.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Portfolio’s current investment policy on lending is as follows: the Portfolio may not make loans if, as a result, more than 33 1/3% of its total assets (including any loan collateral) would be lent to other parties, except that the Portfolio may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities (subject to the 33 1/3% limit on its total assets (including any loan collateral) discussed above). With respect to securities lending, if the market value of the loaned securities increases, the borrower of the securities must furnish additional collateral to the Portfolio so that the collateral is maintained in an amount equal to at least 100% of the current market value of the loaned securities.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Portfolio will not purchase or sell real estate, except that the Portfolio may purchase marketable securities issued by companies which own or invest in real estate (including REITs).

Commodities. The Portfolio will not purchase or sell physical commodities or commodities contracts, except that the Portfolio may purchase: (i) marketable securities issued by companies which own or invest in commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

INVESTMENT ADVISER

General. The Investment Adviser, Guggenheim Partners Investment Management, LLC, a Delaware corporation, serves as the investment adviser (the “Adviser”) to the Portfolio. The Adviser’s principal place of business is located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, CA, 90401. The Adviser, which was formed in 2001, is a diversified financial services firm with a sophisticated array of wealth and investment management services. The Adviser is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm that is an indirect subsidiary of Guggenheim Capital, LLC. As of December 31, 2015, the Adviser had approximately $151 billion in assets under management.

Effective July 31, 2015, following an internal reorganization, Transparent Value Advisors, LLC, the Portfolio’s former investment sub-adviser, became an indirect wholly-owned subsidiary of Guggenheim Capital, LLC. Following the Merger, the Adviser assumed all services previously provided to the Portfolio by the sub-adviser, effective November 9, 2015.

Advisory Agreement with the Trust. The Trust and the Adviser have entered into an investment advisory agreement (the “Advisory Agreement”) with respect to the Portfolio. Under the Advisory Agreement, the Adviser serves as the investment adviser, makes investment decisions for the Portfolio, and manages the investment portfolios and business affairs of the Portfolio, subject to the supervision of, and policies established by, the Trustees of the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligation and duties under this Advisory Agreement.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Portfolio; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” or any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable by the Trust without penalty at any time by not less than ten (10) days’ written notice to the Adviser stating that the termination of the Advisory

Agreement has been approved either (i) by the Trustees of the Trust or, (ii) with respect to the Portfolio, by a majority of the outstanding shares of the Portfolio. In addition, the Adviser may at any time terminate the Advisory Agreement on not more than sixty (60) days’ nor less than thirty (30) days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.95% of the average daily net assets of the Portfolio.

For its services to the Portfolio, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.95% of the average daily net assets of the Portfolio. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the net annual Portfolio operating expenses (excluding interest expense, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses (“Excluded Expenses”)) from exceeding 1.35%, 1.60%, and 1.10% of the Portfolio’s average daily net assets of the Class I, Class II, and Class III Shares, respectively, and is expected to remain in effect until at least April 30, 2017 (the “Agreement”). To the extent Excluded Expenses are incurred (e.g., the estimated interest expense of 0.01%), net annual Portfolio operating expenses may be higher than the contractual caps. This Agreement may be terminated by the Board, for any reason at any time. If, at any point, total annual Portfolio operating expenses (not including Excluded Expenses) are below the contractual caps, the Adviser is entitled to be reimbursed by the Portfolio in an amount equal to the difference between the Portfolio’s total annual Portfolio operating expenses (not including Excluded Expenses) and the contractual caps to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. No reimbursement shall be paid to the Adviser with respect to the Portfolio until reported to the Board.

The following table shows the dollar amount of the gross advisory fees payable by the Portfolio to the Adviser under the Advisory Agreement, the dollar amount of the advisory fees waived and the dollar amount of expenses reimbursed by the Adviser to the Portfolio, and the net advisory fees paid to the Adviser for the fiscal year ended December 31, 2015 and the fiscal period May 6, 2014 (inception) to December 31, 2014.

	Gross Advisory Fees Payable by Portfolio	Waiver of Advisory Fees	Adviser Reimbursement of Portfolio Expenses	Net Advisory Fee Paid
Fiscal Year Ended December 31, 2015
TV Directional Allocation VI Portfolio	$110,687	($110,687)	($57,773)	--
Fiscal Period May 6, 2014 (inception) to December 31, 2014
TV Directional Allocation VI Portfolio	$15,264	($15,264)	($86,422)	--

THE PORTFOLIO MANAGERS

Scott Hammond is primarily responsible for the day-to-day management of the Portfolio. Gennadiy Khayutin is responsible for the development of portfolio strategy of the Portfolio. This section includes information about Mr. Hammond, and Mr. Khayutin, including information about other accounts they manage, the dollar range of Portfolio shares they own and how they are compensated.

Compensation. The Adviser compensates Mr. Hammond for his management of the Portfolio. His compensation consists of a fixed annual salary (a “base salary”) and an annual discretionary bonus. The base salary is determined based on (i) a review of compensation payable for a similar position across the investment management industry and (ii) an evaluation of the Mr. Hammond’s overall performance (e.g., Mr. Hammond’s contribution to the Adviser’s overall investment process, his or her ability to work effectively with colleagues throughout the greater Guggenheim Partners organization, etc.), and (iii) his contributions to the Adviser’s asset growth and business relationships. The discretionary bonus is determined in accordance with (a) Mr. Hammond’s contributions to the firm, (b) the investment performance of the Portfolio under his management relative to the performance of the indexes upon which they are based during the prior one-year period or the appropriate portion thereof with respect to funds that commenced investment operations during such period, and (c) the financial performance of the Adviser.

The Adviser compensates Mr. Khayutin for the development of portfolio strategies. His compensation consists of a fixed annual salary (a “base salary”) and an annual discretionary bonus. The base salary is determined based on (i) a review of compensation payable for a similar position across the investment management industry and (ii) an evaluation of his overall performance (e.g., his contribution to the Adviser’s overall investment process, etc.), and (iii) his contributions to the Adviser’s asset growth and business relationships. The discretionary bonus is based on a percentage of the Adviser’s profits, as determined by the board of the Adviser.

Portfolio Shares Owned by Portfolio Managers. The Portfolio is required to disclose the dollar amount range of each senior portfolio manager’s “beneficial ownership” of shares of the Portfolio as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the “1934 Act”). The following table sets forth information regarding the ownership of the Portfolio as of December 31, 2015.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Portfolio*
Scott Hammond	A
Gennadiy Khayutin	A

* Key to Dollar Ranges

A None

B $1 - $10,000

C $10,001 - $50,000

D $50,001 - $100,000

E $100,001 - $500,000

F $500,001 - $1,000,000

G Over $1,000,000

Other Accounts. In addition to the Portfolio, the portfolio managers are responsible for the day-to-day management of certain other accounts as of December 31, 2015, as listed below. None of the accounts below are subject to a performance based advisory fee.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Scott Hammond	25	$3,039,433,191	2	$37,183,595	7	$456,861,488
Gennadiy Khayutin	10	$1,129,874,358	-	-	-	-

Information Regarding Conflicts of Interest and Compensation of Portfolio Managers.

General Investment Limitations and Conflicts of Interest. The Portfolio is subject, directly or indirectly, to various regulatory frameworks that can limit their ability to fully pursue their investment strategies. In addition, Guggenheim Investments is a global asset management and investment advisory organization. Along with its affiliates, Guggenheim Investments provides a wide range of financial services to a substantial and diversified client base. Guggenheim Investments and its affiliates advise clients in various markets and transactions and purchase, sell, hold and recommend a broad array of investments for their own accounts and the accounts of clients and of their personnel and the relationships and products they sponsor, manage and advise. Accordingly, Guggenheim Investments and its affiliates may have direct and indirect interests in a variety of global markets and the securities of issuers in which the Portfolio may directly or indirectly invest or may cause the Portfolio to be subject to regulatory limits. As a result, activities and dealings of Guggenheim Investments and its affiliates may affect the Portfolio in ways that may disadvantage or restrict the Portfolio or be deemed to benefit Guggenheim Investments and its affiliates.

The following are descriptions of certain conflicts and potential conflicts of interest that may be associated with the financial and other interests that Guggenheim Investments and its affiliates may have in transactions effected by, with or on behalf of the Portfolio.

Other Activities of Guggenheim Investments. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Portfolio on the one hand and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”) on the other. The other accounts might have similar investment objectives or strategies as the Portfolio, track the same indices the Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolio. The other accounts might also have different investment objectives or strategies than the Portfolio. In addition, a Portfolio may be limited in its ability to invest in, or hold securities of, any companies that are controlled by the Adviser or its affiliates or other accounts managed by the Adviser or its affiliates, or companies in which the Adviser or its affiliates has interests or with whom the Adviser or its affiliates does business.

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and other accounts may devote unequal time and attention to the management of those funds and other accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds or other accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and other accounts overseen by a particular portfolio manager have different investment strategies.

Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Portfolio. Because of his or her position with the Portfolio, the portfolio manager knows the size, timing and possible market impact of the Portfolio’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts and to the possible detriment of the Portfolio.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with comparable investment guidelines. An investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. Advice given to, or investment or voting decisions made for, other accounts may affect or conflict with investment decisions made for a Portfolio. In addition, the Adviser may develop and implement new trading strategies or seek to participate in new investment opportunities or trading strategies. The opportunities and strategies may not be employed across all funds and other accounts equally, even if the opportunity or strategy is consistent with the investment guidelines of such funds or other accounts.

The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that the portfolio manager manages.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that the portfolio manager believes might be the most profitable to accounts with a heavily performance-oriented fee.

Compensation Information. The Adviser compensates portfolio management staff for their management of the Portfolio’s portfolio. Compensation is evaluated qualitatively based on their contribution to investment performance and factors such as teamwork and client service efforts. The Adviser’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, co-investment options, and participation opportunities in various investments. The Adviser’s deferred compensation programs include equity that vests over a period of years. All employees of the Adviser are also eligible to participate in a 401(k) plan to which a discretionary match may be made after the completion of each plan year.

THE ADMINISTRATOR AND TRANSFER AGENT

General. ALPS Fund Services, Inc. serves as the Trust’s administrator (the “Administrator”) and is located at 1290 Broadway, Suite 1100, Denver, CO 80203. In addition, ALPS Fund Services, Inc. serves as the Portfolio’s transfer agent and dividend disbursing agent (the “Transfer Agent”) under a transfer agency and service agreement with the Trust.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration, bookkeeping and pricing services agreement (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative, bookkeeping and pricing services.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

Administration Fees Paid to the Administrator. For the fiscal year ended December 31, 2015, the Administrator received fees from the Trust for its services under the Administration Agreement to the Portfolio totaling $8,885. For the fiscal period May 6, 2014 (inception) to December 31, 2014, the Administrator received fees from the Trust for its services under the Administration Agreement to the Portfolio totaling $2,071.

THE DISTRIBUTOR

General. The Trust and ALPS Distributors, Inc. (the “Distributor”), an affiliate of the Administrator, are parties to a distribution agreement (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust’s shares. The principal business address of the Distributor is 1290 Broadway, Suite 1100, Denver, CO 80203.

After the initial two-year term, the continuance of the Distribution Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Portfolio and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Distributor, the Board or, with respect to the Portfolio, by a majority of the outstanding shares of the Portfolio, upon not more than 60 days’ written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. As used in the Distribution Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

Distribution Plan. The Trust has adopted a Distribution and Service Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount of distribution fees that may be spent thereunder without approval by a majority of the outstanding shares of any class of the Portfolio that is affected by such increase. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees. The Plan is a core component of the ongoing distribution of the Portfolio’s Class II Shares, which is intended to attract and retain assets from prospective investors and may realize potential economies of scale for shareholders in the form of future lower expense ratios.

The Plan provides that Class II Shares of the Portfolio pay the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Class II shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, and insurance companies, including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries as compensation for services and reimbursement of expenses incurred in connection with distribution assistance and shareholder services. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution and shareholder services expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries.

•

Description of Distribution Services. Distribution services may include: (i) services in connection with distribution assistance; or (ii) payments to financial institutions and other financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, and the Distributor’s affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance and shareholder services. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Portfolio), promotional and incentive programs, and such other marketing expenses that the Distributor may incur and shareholder services expenses (as described below).

For the fiscal year ended December 31, 2015, the following amounts were paid under the Plan:

Advertising	Printing and Mailing of Prospectuses to other than Current Shareholders	Compensation to Underwriters	Compensation to Broker- Dealers	Compensation to Sales Personnel	Interest, Carrying or other Finance Charges
--	--	--	$28,369	--	--

Shareholder Servicing Plan. The Portfolio has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee equal to an annual rate of up to 0.25% of the average daily net assets of the Portfolio’s Class I and Class II Shares will be paid to other service providers. Under the Service Plan, service providers may perform, or may compensate other service providers for performing, certain shareholder and administrative services as discussed below.

•

Description of Shareholder Services. Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the services provider; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Portfolio such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Portfolio on behalf of clients.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Portfolio assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Portfolio, their service providers or their respective affiliates, as incentives to help market and promote the Portfolio and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Portfolio shares or provide services to the Portfolio, the Distributor or shareholders of the Portfolio. Payments may also be made through the financial intermediary’s retirement or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Portfolio on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Portfolio; providing access to sales and management representatives of the financial intermediary; promoting sales of Portfolio shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services. In some cases, these payments may create an incentive for a financial intermediary to recommend a Portfolio to you. Please contact your financial intermediaries for details about any payments it may receive in connection with the purchase of a Portfolio or the provisions of services to the Portfolios.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Portfolio assets attributable to investments in the Portfolio by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Portfolio shares, which in turn may benefit the Adviser through increased fees as Portfolio assets grow.

THE CUSTODIAN

The Bank of New York Mellon (the “Custodian”), 225 Liberty Street, New York, NY 10281, serves as the custodian of the Portfolio. The Custodian holds cash, securities and other assets of the Portfolio as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP (“E&Y”), 8484 Westpark Drive, McLean, Virginia 22102, serves as the independent registered public accounting firm for the Portfolio. E&Y will audit and report on the Portfolio’s annual financial statements and will perform other professional accounting, auditing and tax advisory services when engaged to do so by the Portfolio.

LEGAL COUNSEL

Dechert, LLP, 1900 K Street, NW, Washington DC 20006, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and the Portfolio are supervised by the Trustees under the laws of the State of Delaware. Each Trustee is responsible for overseeing the Portfolio. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Members of the Board. At a meeting held on September 9, 2015, the then-members of the Board (the “Former Trustees”) approved the nominations (the “Nominations”) of nine new Trustees (the “New Trustees” or “Trustees”) to the Board in order to restructure the governance of the Portfolio and the retail series of the Trust by consolidating the Board with the board of trustees (the “Guggenheim Board”) that currently oversees a separate fund complex consisting of thirteen other registered investment companies sponsored by the Adviser and its affiliates (the “Guggenheim Funds”). Shareholders approved the Nominations at a special meeting of shareholders held on October 30, 2015. On November 9, 2015, the New Trustees were seated on the Board and the four Former Trustees, Robert Casale, Dennis Cullen, John Masterson and Farhan Sharaff, resigned.

Set forth below are the names, ages, positions with the Trust, length of term of office, and the principal occupations and other directorships for the last five years of each of the persons currently serving as a Trustee of the Trust. Independent Trustees are those Trustees who are not “interested persons” of the Trust as such term is defined in the 1940 Act. Unless otherwise noted, the business address of each Trustee is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]

Interested Trustee
Donald C. Cacciapaglia (1951)[4]	President Chief Executive Officer and Trustee	Since 2015	President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman of Guggenheim Investments (2012-present). Formerly, Chairman and Chief Executive Officer of Channel Capital Group, Inc. (2002-2010).	233	Current: Trustee, Rydex Dynamic Funds, Rydex ETF Trust, Rydex Series Fund and Rydex Variable Trust (2012-present); Guggenheim Partners Japan, Ltd. (2014-present), Delaware Life (2013-present), Guggenheim Life and Annuity Company, and Paragon Life Insurance Company of Indiana (2011-present); Director, Clear Spring Life Insurance Company (2015- present).

Independent Trustees
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2015	Founder and Managing Partner of Roman Friedrich & Company (1998-present). Formerly, Senior Managing Director of MLV & Co, LLC (2010-2011).	98	Current: Zincore Metals, Inc. (2009–present). Former: Axiom Gold and Silver Corp. (2011-2012)

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]
Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2015	Consultant (1998-present). Formerly, Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	98	Current: Peabody Energy Company (2003 - present) and GP Natural Resource Partners LLC (2002 - present).
Ronald A. Nyberg (1953)	Trustee	Since 2015	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel, and Corporate Secretary of Van Kampen Investments (1982-1999).	104	Current: Edward-Elmhurst Healthcare System (2012-present).
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2015	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	101	Former: Bennett Group of Funds (2011-2013)

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]
Randall C. Barnes (1951)	Trustee	Since 2015	Private Investor (2001-present). Formerly, Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	102	Current: Trustee, Purpose Investment Funds (2014-present).
Maynard F. Oliverius (1943)	Trustee	Since 2015	Retired. Formerly, President and Chief Executive Officer, Stormont-Vail HealthCare (1996-2012).	98	Current: Fort Hays State University Foundation (1999-present); Stormont-Vail Foundation (2013-present); University of Minnesota HealthCare Alumni Association Foundation (2009-present).
Donald A. Chubb, Jr. (1946)	Trustee	Since 2015	Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present)	98	Current: Midland Care, Inc. (2011-present).

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]
Jerry B. Farley (1946)	Trustee	Since 2015	President, Washburn University (1999-present).	98	Current: Westar Energy, Inc. (2004-present) and CoreFirst Bank & Trust (2000-present).
1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2.

The “Fund Complex” consists of U.S. registered investment companies advised or serviced by Guggenheim Investments or its affiliates. The Fund Complex is composed of 14 closed-end funds, 158 open-end funds and 66 exchange-traded funds (together, the “Guggenheim Funds”).

3.

Each of the Trustees also serves on the boards of trustees of thirteen other registered investment companies sponsored by the Adviser and its affiliates which include: Claymore Exchange Traded Fund Trust, Claymore Exchange Traded Fund Trust 2, Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore MLP Opportunity Fund, Guggenheim Build America Bonds Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Equal Weight Enhanced Equity Income Fund, Guggenheim Enhanced Equity Strategy Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund and Guggenheim Credit Allocation Fund.

4.	Denotes Trustees who may be deemed to be “interested” persons of the Portfolio as that term is defined in the 1940 Act by virtue of their affiliation with the Adviser and/or its affiliates.

Board Leadership.

The day-to-day business of the Portfolio, including the day-to-day management and administration of the Portfolio and of the risks that arise from the Portfolio’s investments and operations, is performed by third-party service providers, primarily the Adviser and the Distributor. Consistent with its responsibility for oversight of the Trust, the Board is responsible for overseeing the service providers and thus, has oversight responsibility with respect to the risk management functions performed by those service providers. Risks to the Portfolio and the Trust include, among others, investment risk, credit risk, liquidity risk, valuation risk, compliance risk and operational risk, as well as the overall business risk relating to the Portfolio. Risk management seeks to identify and mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, investment performance or reputation of the Portfolio. Under the oversight of the Board, the service providers to the Portfolio employ a variety of processes, procedures and controls to seek to identify risks relevant to the operations of the Portfolio and to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Portfolio’s business and consequently, for managing risks associated with that activity. Each of the Adviser, the Distributor and other service providers has its own independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models. As part of the Board’s periodic review of the Portfolio’s advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.

The Board oversees risk management for the Portfolio directly and through the committee structure it has established. Prior to November 2015, the Former Trustees established the Audit Committee (the “Former Audit Committee”) and the Nominating Committee. Subsequently to being seated, the New Trustees dissolved the Audit Committee and the Nominating Committee and established a new Audit Committee. The Nominating and Governance Committee and the Contracts Review Committee assist in its oversight functions, including its oversight of the risks the Portfolio faces.

The Audit Committee receives reports from the Portfolio’s independent registered public accounting firm on internal control and financial reporting matters. In addition, the Board has established an Executive Committee to act on the Board’s behalf, to the extent permitted and as necessary, in between meetings of the Board. Each committee reports its activities to the Board on a regular basis. The Board also oversees the risk management of the Portfolio’s operations by requesting periodic reports from and otherwise communicating with various personnel of the Trust and its service providers, including, in particular, the Trust’s Chief Compliance Officer, its independent registered public accounting firm and internal auditors for the Adviser or its affiliates, as applicable. In this connection, the Board requires officers of the Trust to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. On at least a quarterly basis, the Board meets with the Trust’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the effectiveness of the Trust’s compliance program. The Board, with the assistance of Trust management, reviews investment policies and risks in connection with its review of the Portfolio’s performance. In addition, the Board receives reports from the Adviser on the investments and securities trading of the Portfolio. With respect to valuation, the Board oversees a pricing committee comprised of Trust officers and personnel of the Adviser and has approved Fair Valuation procedures applicable to valuing the Portfolio’s securities, which the Board and the Audit Committee periodically review. The Board also requires each Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

The Board recognizes that not all risks that may affect the Portfolio can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to seek to achieve the Portfolio’s investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of the Portfolio’s investment management and business affairs are carried out by or through the Adviser, Distributor and other service providers, each of which has an independent interest in risk management, which interest could differ from or conflict with that of the other funds that are advised by the Adviser. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to limitations.’’

Board Committees

Former Audit Committee. The Former Audit Committee was composed of each of the Former Trustees that were non-interested persons of the Trust. The Former Audit Committee operated under a written charter approved by the Board. The principal responsibilities of the Audit Committee were substantially similar to that of the current Audit Committee. The Former Audit Committee met four times during the fiscal period January 1, 2015 through November 9, 2015.

Former Nominating Committee. The Nominating Committee was composed of each of the Former Trustees that were non-interested persons of the Trust. The Nominating Committee operated under a written charter approved by the Board. The principal responsibility of the Nominating Committee was to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any. The Nominating Committee met once during the fiscal period January 1, 2015 through November 9, 2015.

Audit Committee. Messrs. Barnes, Chubb, Friedrich, Karn, Nyberg, Oliverius and Toupin and Dr. Farley, each an Independent Trustee, serve on the Trust’s Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Trust and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust’s financial statements and the audit thereof and acting as a liaison between the Board and the Trust’s independent registered public accounting firm. The Trust’s Audit Committee held 2 meetings during the fiscal period November 9, 2015 through December 31, 2015.

Contracts Review Committee—Messrs. Barnes, Chubb, Friedrich, Karn, Nyberg, Oliverius and Toupin and Dr. Farley, each an Independent Trustee, serve on the Trust’s Contracts Review Committee. The purpose of the Contracts Review Committee is to assist the Board in overseeing certain contracts to which the Trust, on behalf of the Portfolio, is or is proposed to be a party to ensure that the interests of the Portfolio and its shareholders are served by the terms of these contracts. The Committee’s primary function is to oversee the process of evaluating existing investment advisory and subadvisory agreements, administration agreements, distribution agreements and distribution and/or shareholder services plans pursuant to Rule 12b-1 under the 1940 Act. In addition, at its discretion or at the request of the Board, the Committee reviews and makes recommendations to the Board with respect to any contract to which the Trust on behalf of the Portfolio is or is proposed to be a party. The Trust’s Contracts Review Committee did not hold any meetings during the fiscal period November 9, 2015 through December 31, 2015.

Executive Committee—Messrs. Toupin and Chubb, each an Independent Trustee, serve on the Trust’s Executive Committee. In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management of the business of the Trust. However, the Executive Committee cannot, among other things, authorize dividends or distributions on shares, amend the bylaws or recommend to the shareholders any action which requires shareholder approval. The Trust’s Executive Committee did not hold any meetings during the fiscal period November 9, 2015 through December 31, 2015.

Nominating and Governance Committee—Messrs. Barnes, Chubb, Friedrich, Karn, Nyberg,

Oliverius and Toupin and Dr. Farley, each an Independent Trustee, serve on the Trust’s Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist and shall assess shareholder recommendations in the same manner as it reviews its own candidates. Such recommendations should be submitted to the Secretary of the Trust. The Trust does not have a standing compensation committee. The Trust’s Nominating and Governance Committee held 2 meetings during the fiscal period November 9, 2015 through December 31, 2015.

Information About Trustees’ Experience, Qualifications, Attributes and Skills to Serve on the Board.

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Portfolio provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Portfolio, and to exercise their business judgment in a manner that serves the best interests of the Portfolio’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Board has concluded that Mr. Barnes should serve as Trustee because of the experience he has gained serving as a trustee of the Guggenheim Funds since 2004, his prior employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc. and his experience in and knowledge of financial, accounting, regulatory and investment matters.

The Board has concluded that Mr. Cacciapaglia should serve as Trustee because of the experience he has gained serving as a trustee of the Guggenheim Funds since 2012, his over 25 years of experience in the financial industry, and his experience in and knowledge of financial, regulatory, distribution and investment matters.

The Board has concluded that Mr. Chubb should serve as Trustee because of the experience he has gained serving as a trustee of the Guggenheim Funds since 1994, his experience in the commercial brokerage and commercial real estate market, his prior experience as a director of Fidelity State Bank and Trust Company (Topeka, KS), and his experience in and knowledge of financial, regulatory and investment matters.

The Board has concluded that Dr. Farley should serve as Trustee because of the experience he has gained serving as a trustee of the Guggenheim Funds since 2005, his experience in the administration of the academic, business and fiscal operations of educational institutions, including currently serving as President of Washburn University, and his experience in and knowledge of accounting, financial, regulatory and investment matters.

The Board has concluded that Mr. Friedrich should serve as Trustee because of the experience he has gained serving as a trustee of the Guggenheim Funds since 2003, his service on other public company boards, his experience as Founder and Managing Partner of Roman Friedrich & Company, a financial advisory firm, his prior experience as a senior executive of various financial securities firms, and his experience in and knowledge of financial, investment and regulatory matters.

The Board has concluded that Mr. Karn should serve as Trustee because of the experience he has gained serving as a trustee of the Guggenheim Funds since 2004, his service on other public and private company boards, his experience as an accountant and consultant, his prior experience as Managing Partner of the Financial and Economic Consulting Practice of the St. Louis office of Arthur Andersen, LLP, and his experience in and knowledge of accounting, financial, investment and regulatory matters.

The Board has concluded that Mr. Nyberg should serve as Trustee because of the experience he has gained serving as a trustee of the Guggenheim Funds since 2003, his professional training and experience as an attorney and partner of a law firm, Nyberg & Cassioppi, LLC, his prior employment experience as Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, and his experience in and knowledge of financial, regulatory and governance matters.

The Board has concluded that Mr. Oliverius should serve as Trustee because of the experience he has gained serving as a trustee of the Guggenheim Funds since 1998, his prior experience as President and Chief Executive Officer of Stormont-Vail HealthCare and service on the Board of Trustees of the American Hospital Association, and his experience in and knowledge of financial and regulatory matters.

The Board has concluded that Mr. Toupin, Jr. should serve as Trustee because of the experience he has gained serving as a trustee of the Guggenheim Funds since 2003, his professional training and prior employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, and his experience in and knowledge of financial, regulatory and investment matters.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Portfolio.

Portfolio Shares Owned by Board Members. The Trust is required to show the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Portfolio and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

The following table sets forth information regarding the ownership of the Portfolio by each of the Trustees, and information regarding the aggregate ownership by each Trustee, as of December 31, 2015.

Name	Dollar Range of Equity Securities in the Portfolio*	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Trustee in the Guggenheim Fund Complex
Interested Trustee
Donald C. Cacciapaglia	A	E

Name	Dollar Range of Equity Securities in the Portfolio*	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Trustee in the Guggenheim Fund Complex
Independent Trustees
Roman Friedrich III	A	E
Robert B. Karn III	A	E
Ronald A. Nyberg	A	E
Ronald E. Toupin, Jr.	A	E
Randall C. Barnes	A	E
Maynard F. Oliverius	A	E
Donald A. Chubb, Jr.	A	E
Jerry B. Farley	A	E

* Key to Dollar Ranges

A None

B $1 - $10,000

C $10,001 - $50,000

D $50,001 - $100,000

E Over $100,000

As of December 31, 2015, no Trustee who is not an interested person of the Trust owned any securities of the Adviser, Distributor or their affiliates.

Board Compensation. Effective January 1, 2016, each Trustee who is not an “interested person” of the Trust may receive compensation for his services to the Trust. The Independent Trustees of the Trust receive from the Fund Complex a general retainer of $260,000 for service on covered boards. Additional annual retainer fees are paid as follows: $60,000 to the Independent Chairperson of the Board; $25,000 to the Audit Committee Chairperson; $10,000 to the Contracts Review Committee Chairperson; and $10,000 to the Nominating Committee Chairperson. In addition, fees are paid for special Board or Committee meetings, with $5,000 paid for a special in-person Board meeting; $5,000 paid for a special in-person Committee meeting; and $1,000 for a special telephone Board or Committee meeting. The Portfolio pays proportionately its respective share of Independent Trustees’ fees and expenses based on relative net assets.

Compensation Received From the Trust (for the Fiscal Year Ended December 31, 2015)

Name	Aggregate Compensation from the Portfolio	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex
Interested Trustee
Donald C. Cacciapaglia	$0	$0	$0	$0
Farhan Sharaff (former Interested Trustee)	$0	$0	$0	$0
Independent Trustees
Roman Friedrich III	$0	$0	$0	$239,000
Robert B. Karn III	$0	$0	$0	$239,000
Ronald A. Nyberg	$0	$0	$0	$400,500
Ronald E. Toupin, Jr.	$0	$0	$0	$355,000
Randall C. Barnes	$0	$0	$0	$325,000
Maynard F. Oliverius	$0	$0	$0	$234,500
Donald A. Chubb, Jr.	$0	$0	$0	$234,500
Jerry B. Farley	$0	$0	$0	$234,500
John Masterson (former Independent Trustee)	$6,643	$0	$0	$57,435
Robert J. Casale (former Independent Trustee)	$6,643	$0	$0	$56,435
Dennis A. Cullen (former Independent Trustee)	$6,643	$0	$0	$57,435

Trust Officers. Set forth below are the names, ages, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. The business address of Messrs. Sullivan, Belden, Stone, Howley, Arruda, Nelson, Mathiasen and Megaris and Mses. Lee and Scott is 100 Wilshire Boulevard, Suite 500, Santa Monica, California 90401. The business address of Messrs. Uhl and Greenly is 1290 Broadway, Suite 1100, Denver, CO 80203. The business address of Messrs. Kemp and Khayutin is 330 Madison Avenue, 10th Floor, New York, NY 10017. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
John L. Sullivan (1955)	Chief Financial Officer	Since November 2015

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010 to present); Senior Managing Director, Guggenheim Investments (2010 to present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004 to 2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002 to 2004); CFO and Treasurer, Van Kampen Funds (1996 to 2004).

Keith D. Kemp (1960)	Treasurer	Since February 2010	Managing Director of Transparent Value, LLC since April 2015; Managing Director of Guggenheim Partners Investment Management LLC since April 2015; Director of

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Transparent Value, LLC from 2010 to 2015; Director of Guggenheim Partners Investment Management LLC from 2010 to 2015; Chief Operating Officer of Macquarie Capital Investment Management from 2007 to 2009.
William H. Belden, III (1965)	Vice President	Since November 2015

Current: Vice President, certain other funds in the Fund Complex (2006 to present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005 to present).

Former: Vice President of Management, Northern Trust Global Investments (1999 to 2005).

Bryan Stone (1979)	Vice President	Since November 2015

Current: Vice President, certain other funds in the Fund Complex (2014 to present); Director, Guggenheim Investments (2013 to present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009 to 2013); Vice President, Morgan Stanley (2002 to 2009).

Amy J. Lee (1961)	Vice President and Chief Legal Officer	Since November 2015

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013 to present); Senior Managing Director, Guggenheim Investments (2012 to present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004 to 2012).

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ted Uhl (1974)	Chief Compliance Officer	Since October 2010	Deputy Compliance Officer of ALPS Fund Services, Inc. (“ALPS”) since June 2010. Senior Risk Manager of ALPS from 2006 until June 2010. Prior to ALPS, Sr. Analyst with Enenbach and Associates (RIA), and Sr. Financial Analyst at Sprint.
James Howley (1972)	Assistant Treasurer	Since November 2015

Current: Director, Guggenheim Investments (2004 to present); Assistant Treasurer, certain other funds in the Fund Complex (2006 to present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996 to 2004).

Joseph M. Arruda (1966)	Assistant Treasurer	Since November 2015

Current: Assistant Treasurer, certain other funds in the Fund Complex (2006 to present); Vice President, Security Investors, LLC (2010 to present); CFO and Manager, Guggenheim Specialized Products, LLC (2009 to present).

Former: Vice President, Security Global Investors, LLC (2010 to 2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Kimberly Scott (1974)	Assistant Treasurer	Since November 2015

Current: Vice President, Guggenheim Investments (2012 to present); Assistant Treasurer, certain other funds in the Fund Complex (2012 to present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010 to 2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009 to 2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005 to 2009).

Adam Nelson (1979)	Assistant Treasurer	Since November 2015

Current: Vice President, Guggenheim Investments (2015 to present); Assistant Treasurer, certain other funds in the Fund Complex (2015 to present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013 to 2015); Fund Administration Assistant Director, State Street (2011 to 2013); Fund Administration Manager, State Street (2009 to 2011).

Pete Greenly (1968)	Assistant Treasurer	Since September 2012	Fund Controller, ALPS Fund, Services, Inc. since June 2011; Manager of Valuations with Great West Life and Annuity from 2011 to 2012, Supervisor of Fund Accounting at Janus Capital

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
from February 2011 to November 2011, Project Manager at Old Mutual Capital from 2007 to 2010.
Mark E. Mathiasen (1978)	Secretary	Since November 2015	Current: Secretary, certain other funds in the Fund Complex (2007to present); Managing Director, Guggenheim Investments (2007 to present).
Michael P. Megaris (1984)	Assistant Secretary	Since November 2015

Current: Assistant Secretary, certain other funds in the Fund Complex (2014 to present); Vice President, Guggenheim Investments (2012 to present).

Former: J.D., University of Kansas School of Law (2009 to 2012).

Gennadiy Khayutin (1975)	Assistant Secretary	Since May 2014	Managing Director of Transparent Value LLC and Managing Director of Guggenheim Partners Investment Management, LLC since 2009.

PURCHASING AND REDEEMING SHARES

The Portfolio sells its shares only to separate accounts of various insurance companies (the “Insurer(s)”) and to various qualified plans (“Retirement Plans”). Shares are available through investment in various Retirement Plans or purchase of certain variable annuity contracts or life insurance policies (“Contracts”) issued by Insurers. Contract investors should review the variable contract prospectus prepared by their insurance company for information on how to allocate premiums to the Portfolio and to transfer to, and redeem amounts from, the Portfolio.

Purchases and redemptions may be made on any day the New York Stock Exchange (the “NYSE”) is open for business. Shares of the Portfolio are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Portfolio in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust’s net assets during any 90-day period.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Portfolio’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Portfolio for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

General Policy. The Portfolio adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., Eastern Time, if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not readily available or determined to not represent the fair value of the security as of the Portfolio’s pricing time, the security will be valued at fair value as determined by a valuation committee pursuant to the valuation policies approved by the Board.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued (a) at their amortized cost, which approximates market value, if it can reasonably be concluded at the time of each such valuation that the amortized cost value of the security is approximately the same as the security’s value determined in accordance with market-based factors, or (b) a price provided by an independent third-party pricing agent. If such prices are not readily available or determined to not represent the fair value of the security as of the Portfolio’s pricing time, the security will be valued at fair value as determined by a valuation committee pursuant to the valuation policies approved by the Board.

Use of Third-Party Independent Pricing Agents. Pursuant to contracts with the Administrator, market prices for most securities held by the Portfolio are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

Fair Value Procedures. Pursuant to procedures approved by the Board, the Board has designated a valuation committee to make all necessary determinations of fair value for portfolio securities for which market quotations are not readily available. “Fair value” of a portfolio security shall typically be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale. Generally, the Adviser will monitor the valuation of the portfolio securities and immediately notify the committee if it reasonably believes that the value of any security should be determined by the committee. In addition, the Administrator shall, within the scope of its pricing responsibilities, monitor the need for determining the fair value of any portfolio securities, and shall promptly notify the committee or the Adviser if it becomes aware of any circumstances that it believes may indicate the need to make such a determination. Absent extraordinary circumstances, the Adviser must provide the committee with a valuation recommendation specifying the information supporting the recommendation, which shall be reflected in the minutes of the committee meeting, and shall be available for inspection by the Trust’s independent registered public accounting firm. The committee may approve the proposed pricing methodology if the committee determines that such methodology will produce a price for the security each day that represents a “fair value” of the security on that day. The committee will also determine the frequency with which the valuation determination will be reviewed. All determinations of value made by the committee, including the factors considered and the valuation methodology employed, will be fully documented and retained as part of the Trust’s records.

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Portfolio and their shareholders that is intended to supplement the discussion contained in the Portfolio’s prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Portfolio’s prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local and foreign tax liabilities.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and the federal income taxation of owners of variable annuity or variable life insurance contracts, refer to your Contract prospectus and consult your tax adviser.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder (the “Regulations”), as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company. The Portfolio either has or will elect and intends to qualify to be treated as a “regulated investment company” (“RIC”) under Subchapter M of the Code. By following such a policy, the Portfolio expects to eliminate or reduce to a nominal amount the federal taxes to which they may be subject. The Board reserves the right not to maintain the qualification of the Portfolio as a RIC if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Portfolio must distribute an amount at least equal to the sum of 90% of its net investment income (which includes dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Portfolio’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of the Portfolio’s taxable year, at least 50% of the value of the Portfolio’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Portfolio’s taxable year, not more than 25% of the value of the Portfolio’s assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Portfolio controls and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. Although the Portfolio intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Portfolio will be subject to federal income taxation to the extent any such income or gains are not distributed.

Under Code Section 817(h), a variable life insurance or annuity contract will not be treated as a life insurance policy or annuity contract, respectively, under the Code, unless the segregated asset account upon which such contract or policy is based is “adequately diversified.” A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Regulations. Specifically, the Regulations provide that, except as permitted by the “safe harbor” discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the segregated asset account’s total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. As a safe harbor, a segregated asset account will be treated as being adequately diversified if the diversification requirements under Subchapter M of the Code are satisfied and no more than 55% of the value of the account’s total assets is cash and cash items, U.S. government securities and securities of other RICs. In addition, a segregated asset account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the U.S. Treasury.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a RIC will be entitled to “look through” the RIC to its pro rata portion of the RIC’s assets, provided that the shares of such RIC are held only by insurance companies and certain fund managers (an “Insurance Dedicated Fund”).

If the segregated asset account upon which a variable contract is based is not “adequately diversified” under the foregoing rules for each calendar quarter, then (a) the variable contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods and (b) the holders of such contract must include as ordinary income the “income on the contract” for each taxable year. Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a “life insurance contract” under the Code. The “income on the contract” is, generally, the excess of: (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year; over (ii) the premiums paid under the contract during the taxable year. In addition, if the Portfolio does not constitute an Insurance Dedicated Fund, the holders of the contracts and annuities which invest in the Portfolio through a segregated asset account may be treated as owners of Portfolio shares and may be subject to tax on distributions made by the Portfolio.

The Internal Revenue Service (“IRS”) has issued various rulings and other pronouncements addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. The arrangements concerning this Portfolio is similar to, but different in some respects from, those described by the IRS in rulings in which it was determined that the variable contract owners were not owners of the separate account assets. The Portfolio has secured a private letter ruling from the IRS providing that the formation and operation of the Portfolio, as a separate series within the same Trust as another portfolio which has identical investment objectives and strategies to the Portfolio but which is also offered to the public, will not cause the variable contract owners to be treated as the owner of the securities underlying the separate account. You should review your variable contract’s prospectus and statement of additional information and you should consult your own tax adviser as to the possible application of the “investor control” doctrine to you.

If the Portfolio fails to satisfy the qualifying income or diversification requirements in any taxable year, the Portfolio may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Portfolio corrects the failure within a specified period of time. If the Portfolio fails to qualify as a RIC, and these relief provisions are not available, the Portfolio will be taxable at regular corporate rates (and, to the extent applicable, corporate alternative minimum tax) without any deduction for distributions to shareholders. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Portfolio’s current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and possibly lower tax rates applicable to qualified dividend income distributed to individuals. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Owners of variable contracts which have invested in the Portfolio that fails to qualify as a RIC might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if the Portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of variable contracts which have invested in the Portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the variable contracts.

Deferral of Late Year Losses. The Portfolio may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A ‘qualified late year loss’ generally includes (i) any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and (ii) the sum of (1) the excess, if any, of specified losses incurred after October 31 of the current taxable year, over specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of other ordinary losses incurred after December 31 of the current taxable year, over other ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Capital Loss Carryovers. If the Portfolio has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Portfolio’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio’s next taxable year, and the excess (if any) of the Portfolio’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio’s next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if the Portfolio experiences an ownership change as defined in the Code. During the year ended December 31, 2015, the Portfolio generated short-term capital loss carry forwards in the amount of $338,601. As of December 31, 2015, the Portfolio had capital losses of $124,492.

Federal Excise Tax. If the Portfolio fails to distribute in a calendar year at least 98% of its ordinary income for the year (taking into account certain deferrals and elections) and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses, as adjusted for certain ordinary losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year on which the Portfolio paid no federal income tax), the Portfolio will be subject to a nondeductible 4% federal excise tax on the undistributed amounts. However, this excise tax does not apply when a RIC’s only shareholders are segregated asset accounts of life insurance companies held in connection with variable contracts. To the extent the Portfolio does not qualify for this exemption, it generally intends to make sufficient distributions to avoid imposition of the excise tax, or to retain, at most, their net capital gains and pay tax thereon. The Portfolio may in certain circumstances be required to liquidate Portfolio investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Portfolio to satisfy the requirement for qualification as a RIC.

The Portfolio may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Portfolio are treated as ordinary income or capital gain, accelerate the recognition of income to the Portfolio and/or defer the Portfolio’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Portfolio.

With respect to investments in STRIPS, TRs and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Portfolio will be required to include as part of its current income the imputed interest on such obligations even though the Portfolio has not received any interest payments on such obligations during that period. Because the Portfolio distributes all of its net investment income to its shareholders, the Portfolio may have to sell Portfolio securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Under a notice issued by the IRS and Treasury regulations that have yet to be issued but may apply retroactively, a portion of an Portfolio’s income (including income allocated to a Portfolio from a REIT or other pass-through entity) that is attributable to a residual interest in real estate mortgage conduits (“REMICs”) or taxable mortgage pools (“TMPs”)(referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly. As a result, the excess inclusion income, if any, may be treated as passed through by the Portfolio and a life insurance company separate account funding a variable contract may be taxed currently to the extent of its share of the Portfolio’s excess inclusion income. Although the Portfolio does not expect to make investments that generate or pass through excess inclusion income, it may make such investments and may need to make certain elections set forth in the notice.

PORTFOLIO TRANSACTIONS

Brokerage Transactions. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s markup or reflect a dealer’s markdown. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Portfolio will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Portfolio executes transactions in the over-the-counter market, they will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Portfolio, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Portfolio may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Portfolio to participate in higher volume transactions will generally be beneficial to the Portfolio. For the fiscal year ended, the Portfolio paid $4,210 in brokerage commissions. For the fiscal period May 6, 2014 (inception) to December 31, 2014, the Portfolio paid $2,007 in brokerage commissions.

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more broker is believed capable of providing the best combination of price and execution, the Portfolio’s Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Portfolio to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Portfolio.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Portfolio commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser in connection with the Portfolio or any other specific client account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Portfolio’s Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Portfolio may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

Brokerage with Portfolio Affiliates. The Portfolio may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Portfolio, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Portfolio for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Portfolio, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically. For the fiscal year ended December 31, 2015 and for the fiscal period May 6, 2014 (inception) to December 31, 2014, the Portfolio did not pay any commissions to brokers affiliated with the Portfolio, the Adviser or the Distributor.

Securities of “Regular Broker-Dealers.” The Portfolio is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Portfolio may hold at the close of its most recent fiscal period. For the fiscal year ended December 31, 2015, the Portfolio did not acquire any securities of its “regular brokers and dealers.” The Portfolio did not acquire any securities of its “regular brokers and dealers” during the fiscal period May 6, 2014 (inception) to December 31, 2014.

Portfolio Turnover Rate. Portfolio turnover rate is defined under SEC rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Portfolio may invest since such contracts generally have remaining maturities of less than one-year. The Portfolio may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

PORTFOLIO HOLDINGS

The Board has approved, and is responsible for oversight of, a policy and procedures that govern the timing and circumstances regarding the disclosure of Portfolio portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Portfolio’s portfolio securities is in the best interests of Portfolio shareholders, and include procedures to address conflicts between the interests of the Portfolio’s shareholders, and those of the Portfolio’s Adviser, principal underwriter or any affiliated person of the Portfolio, the Adviser or the principal underwriter.

Pursuant to applicable law, the Portfolio is required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter. The Portfolio discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Portfolio shareholders (as available), which are filed with the SEC on Form N-CSR and distributed to shareholders. The Portfolio’s complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Portfolio shareholders, but are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov.

The Adviser may exclude any portion of the portfolio holdings from publication when deemed in the best interest of the Portfolio. The postings generally remain until replaced by new postings as described above. This information is publicly available to all categories of persons.

The Portfolio’s policies and procedures provide that an authorized person may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times than the information posted to the Internet, including disclosing portfolio holdings to third parties as frequently as daily with no lag time; provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program other than to engage in bona fide hedging transactions for legitimate business purposes. No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Portfolio, Adviser and its affiliates or recipient of the Portfolio’s portfolio holdings information. The Portfolio will review a third party’s request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information.

With the exception of disclosures to certain service providers and to rating and ranking organizations as described below, the Portfolio requires any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential, that the recipient has a duty not to trade on the non-public information other than to engage in bona fide hedging transactions for legitimate business purposes and the recipient will use such information solely to analyze and rank the Portfolio, to perform due diligence and asset allocation or for another legitimate business purpose, depending on the recipient of the information. The Adviser currently does not have any arrangements to provide Portfolio portfolio holdings information (including security name, ticker symbol, CUSIP, number of shares, current market value and percentage of portfolio, as well as percentage weightings for the Portfolio’s top ten holdings) to third parties prior to the date on which portfolio holdings information is posted on the Portfolio’s web site.

The Portfolio’s Custodian and Administrator may receive portfolio holdings information as frequently as daily in connection with their services to the Portfolio. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Portfolio’s service providers that would prohibit them from disclosing or trading on the Portfolio’s non-public information. Financial printers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Portfolio.

From time to time, rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Portfolio. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Portfolio’s portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Portfolio believes that these third parties have legitimate objectives in requesting such portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds/portfolios and shares of a fund/portfolio. The share of a fund/portfolio represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund/portfolio. Shareholders have no pre-emptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds/portfolios and all assets in which such consideration is invested would belong to that fund/portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Portfolio’s shares, when issued, are fully paid and non-assessable.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the By-Laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Portfolio to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Portfolio’s complete proxy voting record on Form N-PX. A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, will be available on Form N-PX: (i) without charge, upon request, by calling 1- 888-727-6885 or by writing to the Portfolio at P.O. Box 46103, Denver, CO 80201 and (ii) on the SEC’s web site at http://www.sec.gov.

CODES OF ETHICS

The Board on behalf of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Distributor have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. Subject to and consistent with the Portfolio’s Code of Ethics, access persons are permitted to engage in personal securities transactions in securities that are held by the Portfolio. All access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of April 1, 2016, the record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the outstanding shares of any class of the Portfolio, or 25% or more of the outstanding shares of the Portfolio, are listed below. Any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person is identified as the beneficial owner of more than 25% of the Portfolio, or is identified as the record owner of more than 25% of the Portfolio and has voting and/or investment powers, that person may be presumed to control the Portfolio. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Portfolio shareholders.

Transparent Value Directional Allocation VI Portfolio, Class I Shares

Shareholder/Address	Number of Shares	Percent
GPIM HOLDINGS LLC 227 W MONROE ST STE 4900 CHICAGO IL 60606-4900	500.000	25.74%

LINCOLN NATIONAL LIFE INSURANCE 1300 S CLINTON ST FORT WAYNE, IN 46802	1,442.529	74.26%

Transparent Value Directional Allocation VI Portfolio, Class II Shares

Shareholder/Address	Number of Shares	Percent
SECURITY BENEFIT LIFE INSURANCE CO. 1 SW SECURITY BENEFIT PL TOPEKA, KS 66636	51,301.349	6.56%

LINCOLN NATIONAL LIFE INSURANCE 1300 S CLINTON ST FORT WAYNE, IN 46802	713,200.986	91.17%

Transparent Value Directional Allocation VI Portfolio, Class III Shares

Shareholder/Address	Number of Shares	Percent
GPIM HOLDINGS LLC 227 W MONROE ST STE 4900 CHICAGO IL 60606-4900	24,000.000	100.00%

As of April 1, 2016, the trustees and officers of the Trust as a group owned less than 1% of the Portfolio’s shares.

FINANCIAL STATEMENTS

The financial statements of the Portfolio, appearing in the December 31, 2015 annual report to shareholders have been audited by KPMG LLP, the Portfolio’s previous independent registered public accounting firm. Such financial statements and KPMG’s report thereon are incorporated herein by reference to the Portfolio’s annual report as filed with the SEC on March 10, 2016 (Accession No. 0001193125-16-499859).

You may obtain a prospectus, annual report or semi-annual report at no charge by contacting the Trust at P.O. Box 46103, Denver, CO 80201, or by calling 1-888-727-6885.

APPENDIX A – DESCRIPTION OF RATINGS

RATINGS

The following descriptions are summaries of published ratings.

Description of Commercial Paper Ratings

A-1

        This is the highest category by Standard and Poor’s (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2

        Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1

Issues rated Prime-1 (or supporting institutions) by Moody’s have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch (“Thomson”) indicates a very high likelihood that principal and interest will be paid on a timely basis.

Description of Municipal Note Ratings

Moody’s Short-Term MIG/VMIG Ratings – U.S. Tax-Exempt Municipals

There are four rating categories for short-term obligations that define an investment grade situation. These are designated Moody’s Investment Grade as MIG 1 (best quality) through MIG 4 (adequate quality). Short-term obligations of speculative quality are designated SG.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

Issues that are subject to a periodic reoffer and resale in the secondary market in a “dutch auction” are assigned a long-term rating based only on Moody’s assessment of the ability and willingness of the issuer to make timely principal and interest payments. Moody’s expresses no opinion as to the ability of the holder to sell the security in a secondary market “dutch auction.” Such issues are identified by the insertion of the words “dutch auction” into the name of the issue.

Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1	This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3

This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4

This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG	This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

•	Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

Description of Corporate Bond Ratings

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Moody’s

Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Bonds that are rated Aaa by Moody’s are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody’s are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for Bank Deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by actions of the government controlling the currency of denomination. In addition, risks associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer’s branch is located are not incorporated into Moody’s short-term debt ratings.

Moody’s makes no representation that rated bank or insurance company obligations are exempt from the registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

If an issuer represents to Moody’s that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody’s evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody’s makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement.

Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Fitch Inc. (“Fitch”)

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Thomson

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated BBB are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

APPENDIX B –PROXY VOTING POLICIES AND PROCEDURES

  GPIM Proxy Voting Policy and Procedures

  2015 Updated 3.9.15.doc

GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC

PROXY VOTING POLICY AND PROCEDURES

POLICY

Guggenheim Partners Investment Management, LLC (“GPIM”) generally is responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 (“Funds”) and clients that are pension plans (“Plans”) subject to the Employee Retirement Income Security Act of 1974 (“ERISA”). This document sets forth GPIM’s policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Rule 206(4)-6 requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

●

Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the best interest of clients; such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

●	Disclose to clients how they may obtain information from the adviser about how the adviser voted proxies with respect to their securities; and
●	Describe to clients the adviser’s proxy voting procedures and, upon request, furnish a copy of the policies and procedures.

Where GPIM has been delegated the responsibility for voting proxies, it must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term interests of its clients. This generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. GPIM’s authority is initially established by its advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.

The financial interest of GPIM’s clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between GPIM and its clients with respect to proxy voting are resolved in the best interests of the clients.

PROCEDURES

1.	Overview

Guggenheim Partners Investment Management, LLC (“GPIM”) utilizes the services of an outside proxy voting firm, Institutional Shareholder Services Inc. (“ISS”), to act as agent for the proxy process, to maintain records on proxy votes for its clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. The proxy voting guidelines (the “Guidelines”), attached as Appendix A and Appendix B to these Proxy Voting Policy and Procedures, set forth the ISS guidelines that GPIM uses in voting specific proposals. Depending on the objective of Fund or client account and the portfolio team managing, GPIM will assign the proxy voting guidelines in Appendix A or B to determine how proxies will be voted. GPIM reviews these voting recommendations and generally votes proxies in accordance with such recommendations.

However, the vote entered on a client’s behalf with respect to a particular proposal may differ from the Guidelines if it is determined to be in the best interest of the client. If a proposal is voted in a manner different than set forth in the Guidelines, the reasons therefore shall be documented in writing by the appropriate investment team(s) and retained by Operations. The manner in which specific proposals are to be voted may differ based on the type of client account. For example, a specific proposal may be considered on a case-by-case basis for socially aware client accounts, while all other accounts may always vote in favor of the proposal.

In the absence of contrary instructions received from GPIM, ISS will vote proxies in accordance with the Guidelines attached as Appendix A or Appendix B hereto, as such Guidelines may be revised from time to time by representatives from Investment Management and Compliance (the ad hoc “Committee”). ISS will employ these guidelines based on account set up instructions received from Operations. ISS will notify Operations of all proxy proposals that do not fall within the Guidelines (i.e. proposals which are either not addressed in the Guidelines or proposals for which GPIM has indicated that a decision will be made on a case-by-case basis). Such proposals will be forwarded by Operations to the investment team(s) responsible for the client account. If the investment team(s) responsible determines that there is no material conflict of interest, the proposal will be voted in accordance with the recommendation of said team(s).

2.	Resolving Potential Conflicts of Interest

GPIM may occasionally be subject to conflicts of interest in the voting of proxies due to relationships it maintains with persons having an interest in the outcome of certain votes. The proxies that are not addressed by the Guidelines or are to be voted on a case-by-case basis will be forwarded to the appropriate investment management team(s) by Operations. Determination of whether there is a material conflict of interest between GPIM and a client due to (a) the provision of services or products by a GPIM affiliate to the company on whose behalf proxies are being solicited, (b) personal relationships that may exist between personnel of GPIM or its affiliates and proponents of a proxy issue or (c) any other issue, shall be made by senior members of the investment team responsible for voting the proxy. If a conflict of interest exists, the investment team will consult the Committee (and Legal, as necessary) to determine how to vote the proxy consistent with the procedures below.

In the absence of established Guidelines (e.g., in instances where the Guidelines provide for a “case-by-case” review), GPIM may vote a proxy regarding that proposal in any of the following manners:

▪	Refer Proposal to the Client – GPIM may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.
▪

Obtain Client Ratification – If GPIM is in a position to disclose the conflict to the client (i.e., such information is not confidential), GPIM may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client’s consent for how GPIM will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

▪

Use an Independent Third Party for All Proposals – Subject to any client imposed proxy voting policies, GPIM may vote all proposals in a proxy according to the policies of an independent third party (or to have the third party vote such proxies).

▪

Use an Independent Third Party to Vote the Specific Proposals that Involve a Conflict – Subject to any client imposed proxy voting policies, GPIM may use an independent third party to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

▪	Abstaining

The method selected by GPIM to resolve the conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with its duty of loyalty and care.

3.	Special Situations (As Applicable)

3.1.	Securities Subject to Lending Arrangements

For various legal or administrative reasons, GPIM is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client’s securities lending arrangement with the client’s custodian. GPIM will refrain from voting such securities where the cost to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, GPIM may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the clients’ custodians for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in GPIM’s judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding, and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

3.2	Special Issues with Voting Foreign Proxies

Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), GPIM may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

3.3	Share Blocking

In certain countries the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (“share blocking”). The portfolio manager retains the final authority to determine whether to block the shares in the client’s account or to forego voting the shares.

3.4	Lack Of Adequate Information, Untimely Receipt Of Proxy Or Excessive Costs

GPIM may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely manner may prevent analysis or entry of a vote by voting deadlines. GPIM’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to the client.

4.	Undue Influence

If at any time any person involved in the GPIM’s proxy voting process is pressured or lobbied either by GPIM’s personnel or affiliates or third parties with respect to a particular proposal, he or she should provide information regarding such activity to GPIM Compliance or Legal. A determination will then be made regarding this information, keeping in mind GPIM’s duty of loyalty and care to its clients.

5.	Recordkeeping

GPIM is required to keep the following records:

▪	a copy of this policy;
▪	proxy statements received regarding client securities;
▪	records of votes cast on behalf of clients;
▪	any documents prepared by GPIM that were material to making a decision how to vote, or that memorialized the basis for the decision; and
▪	records of client requests for proxy voting information and a copy of any written response by GPIM to any client request (regardless of whether such client request was written or oral).

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations.

GPIM may rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by GPIM that are maintained with a third party, such as ISS, provided that GPIM has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

6.	Disclosure

Rule 206(4)-6 requires GPIM to disclose in response to any client request how the client can obtain information from GPIM on how the client’s securities were voted. GPIM will disclose in Form ADV Part 2 that clients can obtain information on how their securities were voted by submitting a written request to GPIM. Upon receipt of a written request from a client, GPIM will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires GPIM to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. GPIM will provide such a description in its Form ADV Part 2. Upon receipt of a written request from a client, GPIM will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

APPENDIX A*

2015 ISS U.S. PROXY VOTING CONCISE GUIDELINES

* Please note that the more detailed “2015 ISS U.S. Proxy Voting Summary Guidelines” as well as market specific guidelines are available upon request.

APPENDIX B*

2015 TAFT-HARTLEY U.S. PROXY VOTING

GUIDELINES

* Please note that what follows is the “Proxy Voting Policy Statement” component of the “Taft – Hartley Advisory Services Proxy Voting Policy Statement and Guidelines”. Detailed guidelines are available upon request.

PART C: OTHER INFORMATION

Item 28.	Exhibits

(a)(1)

Certificate of Trust dated June 8, 2009 of Transparent Value Trust (the “Trust” or the “Registrant”) is incorporated herein by reference to Exhibit (a)(1) of the Registrant’s Initial Registration Statement on Form N-1A, filed with the SEC on June 15, 2009.

(a)(2)

Registrant’s Agreement and Declaration of Trust dated June 8, 2009 is incorporated herein by reference to Exhibit (a)(2) to Pre-Effective Amendment No. 2 to this Registration Statement, filed with the SEC on March 25, 2010.

(b)	Registrant’s By-Laws dated June 8, 2009 are incorporated herein by reference to Exhibit (b) to Pre-Effective Amendment No. 2 to this Registration Statement, filed with the SEC on March 25, 2010.

(c)	Not applicable.

(d)(1)(a)

Investment Advisory Agreement dated March 15, 2010 between the Registrant and Guggenheim Partners Investment Management, LLC is incorporated herein by reference to Exhibit (d)(1) to Pre-Effective Amendment No. 2 to this Registration Statement, filed with the SEC on March 25, 2010.

(d)(1)(b)

Schedule A, as revised May 19, 2014, to the Investment Advisory Agreement dated March 15, 2010 between the Registrant and Guggenheim Partners Investment Management, is incorporated herein by reference to Exhibit (d)(1)(b) to Post-Effective Amendment No. 19 to this Registration Statement, filed with the SEC on May 19, 2014.

(d)(1)(c)

Amendment to Investment Advisory Agreement dated February 25, 2016, to the Investment Advisory Agreement, dated March 15, 2010 between the Registrant and Guggenheim Partners Investment Management is filed herewith.

(d)(2)(a)

Expense Limitation Agreement dated April 30, 2015, between the Registrant and Guggenheim Partners Investment Management, LLC for the Transparent Value Directional Allocation VI Portfolio is incorporated herein by reference to Exhibit (d)(2)(c) to Post-Effective Amendment No. 24 to this Registration Statement, filed with the SEC on April 28, 2015.

(d)(2)(b)

Amended and Restated Expense Limitation Agreement dated February 25, 2016, between the Registrant and Guggenheim Partners Investment Management, LLC for the Guggenheim RPB Large-Cap Defensive Fund (f/k/a Transparent Value Large-Cap Defensive Fund, Guggenheim RBP Large-Cap Market Fund (f/k/a Transparent Value Large-Cap Market Fund), Guggenheim RBP Large-Cap Value Fund (f/k/a Transparent Value Large-Cap Value Fund) and Guggenheim RBP Dividend Fund (f/k/a Transparent Value Dividend Fund is filed herewith.

(e)(1)

Distribution Agreement dated November 1, 2011 between the Registrant and ALPS Distributors, Inc. is incorporated herein by reference to Exhibit (e)(1) to Post-Effective Amendment No. 4 to this Registration Statement, filed with the SEC on January 27, 2012.

(e)(2)

Amendment dated May 19, 2014 to the Distribution Agreement dated November 1, 2011 between the Registrant and ALPS Distributors, Inc., is incorporated herein by reference to Exhibit (e)(2) to Post-Effective Amendment No. 19 to this Registration Statement, filed with the SEC on May 19, 2014.

(e)(3)	Distribution Agreement dated May 9, 2016 between the Registrant and Guggenheim Funds Distributors, LLC is filed herewith.

(e)(4)

Form of Broker Dealer Selling Agreement with ALPS Distributors, Inc. is incorporated herein by reference to Exhibit (e)(3) to Post-Effective Amendment No. 9 to this Registration Statement, filed with the SEC on January 28, 2013.

(f)	Not applicable.

(g)

Mutual Fund Custody and Services Agreement dated March 3, 2010 between the Registrant and The Bank of New York Mellon is incorporated herein by reference to Exhibit (g) to Pre-Effective Amendment No. 2 to this Registration Statement, filed with the SEC on March 25, 2010.

(h)(1)(a)

Administration, Bookkeeping and Pricing Services Agreement dated April 1, 2010 between the Registrant and ALPS Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(1)(a) to Post-Effective Amendment No. 2 to this Registration Statement, filed with the SEC on January 28, 2011.

(h)(1)(b)

Amendment to Appendices A and B dated June 11, 2012 to the Administration, Bookkeeping and Pricing Services Agreement dated April 1, 2010 between the Registrant and ALPS Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(1)(b) to Post-Effective Amendment No. 7 to this Registration Statement, filed with the SEC on June 11, 2012.

(h)(1)(c)

Amendment to Appendix A dated May 19, 2014 to the Administration, Bookkeeping and Pricing Services Agreement dated April 1, 2010 between the Registrant and ALPS Fund Services, Inc., is incorporated herein by reference to Exhibit (h)(1)(c) to Post-Effective Amendment No. 19 to this Registration Statement, filed with the SEC on May 19, 2014.

(h)(1)(d)	Fund Accounting and Administration Agreement dated May 9, 2016 between the Registrant and Rydex Fund Services, LLC is filed herewith.

(h)(2)(a)

Transfer Agency and Services Agreement dated April 1, 2010 between the Registrant and ALPS Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(2)(a) to Post-Effective Amendment No. 2 to this Registration Statement, filed with the SEC on January 28, 2011.

(h)(2)(b)

Amendment dated May 19, 2014 to the Transfer Agency and Services Agreement dated April 1, 2010 between the Registrant and ALPS Fund Services, Inc., is incorporated herein by reference to Exhibit (h)(2)(b) to Post-Effective Amendment No. 19 to this Registration Statement, filed with the SEC on May 19, 2014.

(h)(2)(c)	Transfer Agency Agreement dated May 9, 2016 between the Registrant and Rydex Fund Services, LLC is filed herewith.

(h)(3)(a)

Transfer Agency Interactive Client Services Agreement dated April 1, 2010 between the Registrant and ALPS Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(3)(a) to Post-Effective Amendment No. 2 to this Registration Statement, filed with the SEC on January 28, 2011.

(h)(3)(b)

Amendment dated May 19, 2014 to the Transfer Agency Interactive Client Services Agreement dated April 1, 2010 between the Registrant and ALPS Fund Services, Inc., is incorporated herein by reference to Exhibit (h)(3)(b) to Post-Effective Amendment No. 19 to this Registration Statement, filed with the SEC on May 19, 2014.

(h)(3)(c)

Transaction Monitoring Services Addendum dated October 19, 2015 to the Transfer Agency and Services Agreement dated April 1, 2010 between the Registrant and ALPS Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(3)(c) to Post-Effective Amendment No. 26 to this Registration Statement, filed with the SEC on January 28, 2016.

(h)(4)(a)

Chief Compliance Officer Services Agreement dated April 1, 2010 by and between the Registrant and ALPS Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(4)(a) to Post-Effective Amendment No. 2 to this Registration Statement, filed with the SEC on January 28, 2011.

(h)(4)(b)

Amendment dated June 11, 2012 to the Chief Compliance Officer Services Agreement dated April 1, 2010 between the Registrant and ALPS Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(4)(b) to Post-Effective Amendment No. 7 to this Registration Statement, filed with the SEC on June 11, 2012.

(h)(4)(c)

Amendment to Exhibit A dated May 19, 2014 to the Chief Compliance Officer Services Agreement dated April 1, 2010 between the Registrant and ALPS Fund Services, Inc., is incorporated herein by reference to Exhibit (h)(4)(c) to Post-Effective Amendment No. 19 to this Registration Statement, filed with the SEC on May 19, 2014.

(h)(5)

Form of Shareholder Servicing Agreement with ALPS Distributors, Inc. is incorporated herein by reference to Exhibit (h)(5) to Post-Effective Amendment No. 9 to this Registration Statement, filed with the SEC on January 28, 2013.

(h)(6)

Shareholder Servicing Plan dated December 21, 2009, as amended November 10, 2011, February 29, 2012, January 28, 2013, January 28, 2014, April 28, 2014 and May 19, 2014, is incorporated herein by reference to Exhibit (h)(6) to Post-Effective Amendment No. 19 to this Registration Statement, filed with the SEC on May 19, 2014.

(i)	Opinion and Consent of Counsel, Dechert LLP, is filed herewith.

(j)	Consent of independent registered public accounting firm, KPMG LLP, is filed herewith.

(k)	Not applicable.

(l)	Not applicable.

(m)

Distribution and Shareholder Services Plan dated December 21, 2009, as amended February 29, 2012, January 28, 2013, January 28, 2014, April 28, 2014 and May 19, 2014 is incorporated herein by reference to Exhibit (m) to Post-Effective Amendment No. 19 to this Registration Statement, filed with the SEC on May 19, 2014.

(n)	Rule 18f-3 Multiple Class Plan dated December 21, 2009, as amended February 29, 2012, January 28, 2013, January 28, 2014, April 28, 2014; September 10, 2014 and February 25, 2016 is filed herewith.

(o)	Not applicable.

(p)(1)	Registrant’s Code of Ethics is incorporated herein by reference to Exhibit (p)(1) to Post-Effective Amendment No. 4 to this Registration Statement, filed with the SEC on January 27, 2012.

(p)(2)

Code of Ethics of Guggenheim Partners Investment Management, LLC is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 18 to this Registration Statement, filed with the SEC on May 6, 2014.

(p)(3)	Code of Ethics of ALPS Distributors, Inc. is incorporated herein by reference to Exhibit (p)(4) to Post-Effective Amendment No. 16 to this Registration Statement, filed with the SEC on March 4, 2014.

(q)

Powers of Attorney for Donald C. Cacciapaglia, Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg, Ronald E. Toupin, Jr., Randall C. Barnes, Maynard F. Oliverius, Donald A. Chubb, Jr. and Jerry B. Farley is incorporated herein by reference to Exhibit (q) to Post-Effective Amendment No. 26 to this Registration Statement, filed with the SEC on January 28, 2016.

Item 29.	Persons Controlled by or under Common Control with the Fund

Not Applicable.

Item 30.	Indemnification

A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in Article VII of the Trust’s Agreement and Declaration of Trust, for any act, omission or obligation of the Trust, of such Trustee, or of any other Trustee. A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Trust shall indemnify each Person who is, or has been, a Trustee, officer, employee or agent of the Trust, any Person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Trust’s By-Laws.

All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series, or, if the Trustees have yet to establish Series, of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. At the Trustees’ discretion, any note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the Office of the Secretary of State of the State of Delaware and that a limitation on the liability of each Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust or by a Trustee or Trustees in such capacity and not individually or by an officer or officers in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate. The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or Shareholders individually.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and other Connections of the Investment Adviser

Guggenheim Partners Investment Management, LLC, (the “Adviser”) serves as the investment adviser for each series of the Trust. The Adviser is primarily engaged in the provision of investment advisory and management services to registered investment companies and private accounts. The directors and officers of the Adviser consist primarily of persons who during the past two years have been active in the investment management business. To the knowledge of the Registrant, except as set forth below, as applicable, none of the directors or executive officers of the Adviser is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Information as to the executive officers and directors of the Adviser is included in its Form ADV as filed with the SEC (File No. 801-66786) pursuant to the Investment Advisers Act of 1940, as amended.

Item 32.	Principal Underwriters

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1290 Funds, 13D Activist Fund, ALPS Series Trust, Arbitrage Funds, AQR Funds, Babson Capital Funds Trust, BBH Trust, BLDRS Index Funds Trust, Brandes Investment Trust, Broadview Funds Trust, Brown Management Funds, Caldwell & Orkin Funds, Inc., Centaur Mutual Funds Trust, Centre Funds, Century Capital Management Trust, Columbia ETF Trust, Cortina Funds, Inc., CRM Mutual Fund Trust, CSOP ETF Trust, Cullen Funds, DBX ETF TRUST, ETFS Trust, EGA Emerging Global Shares Trust, EGA Frontier Diversified Core Fund, Elevation ETF Trust, Elkhorn ETF Trust, FactorShares Trust, Financial Investors Trust, Firsthand Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Real Estate Fund, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, Index Funds, IndexIQ Active ETF Trust, Index IQ ETF Trust, James Advantage Funds, Janus ETF Trust, Lattice Strategies Trust, Laudus Trust, Laudus Institutional Trust, Litman Gregory Funds Trust, Longleaf Partner Funds Trust, Mairs & Power Funds Trust, Oak Associates Funds, Pax World Series Trust I, Pax World Funds Trust III, Pointbreak ETF Trust, PowerShares QQQ 100 Trust Series 1, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Resource Credit Income Fund,

Resource Real Estate Diversified Income Fund, RiverNorth Funds, Russell Exchange Traded Funds Trust, SCS Hedged Opportunities Master Fund, SCS Hedged Opportunities Fund, SCS Hedged Opportunities (TE) Fund, Smead Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Total Return US Treasury Fund, USCF ETF Trust, Wakefield Alternative Series Trust, Wasatch Funds, WesMark Funds, Westcore Trust, Williams Capital Liquid Assets Fund and Wilmington Funds.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director	None
Jeremy O. May	President, Director	None
Thomas A. Carter	Executive Vice President, Director	None
Bradley J. Swenson	Senior Vice President, Chief Operating Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Aisha J. Hunt	Senior Vice President, General Counsel and Assistant Secretary	None
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None
Randall D. Young**	Secretary	None
Gregg Wm. Givens**	Vice President, Treasurer and Asst. Secretary	None
Douglas W. Fleming**	Assistant Treasurer	None
Steven Price	Vice President, Chief Compliance Officer	None
Liza Orr	Vice President, Senior Counsel	None
Jed Stahl	Vice President, Senior Counsel	None
Taylor Ames	Vice President	None
Troy A. Duran	Senior Vice President, Chief Financial Officer	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Kevin Ireland	Senior Vice President	None
Mark Kiniry	Senior Vice President	None

Tison Cory	Vice President, Intermediary Operations	None
Hilary Quinn	Vice President	None
Jennifer Craig	Assistant Vice President	None

* Unless otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

** The principal business address for Messrs. Young, Givens and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

Item 33. Location of Accounts and Records:

State the name and address of each person maintaining principal possession of each account, book or other document required to be maintained by section 31(a) of the 1940 Act Section 15 U.S.C. 80a-30(a) and the rules under that section.

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the following offices:

(a)	Registrant:
c/o Guggenheim Partners Investment Management, LLC
100 Wilshire Boulevard, 5th Floor
Santa Monica, CA 90401

(b)	Adviser:
Guggenheim Partners Investment Management, LLC
100 Wilshire Boulevard, 5th Floor
Santa Monica, CA 90401

(c)	Principal Underwriter:
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

(d)	Custodian:
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on this 29th day of April, 2016.

Transparent Value Trust

*
Donald C. Cacciapaglia
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacity and on the date indicated.

Signature	Title	Date

*	Member of the Board of Trustees	April 29, 2016
Roman Friedrich III

*	Member of the Board of Trustees	April 29, 2016
Robert B. Karn III

*	Member of the Board of Trustees	April 29, 2016
Ronald A. Nyberg

*	Member of the Board of Trustees	April 29, 2016
Ronald E. Toupin, Jr.

*	Member of the Board of Trustees	April 29, 2016
Randall C. Barnes

*	Member of the Board of Trustees	April 29, 2016
Maynard F. Oliverius

*	Member of the Board of Trustees	April 29, 2016
Donald A. Chubb, Jr.

*	Member of the Board of Trustees	April 29, 2016
Jerry B. Farley

/s/ Keith D. Kemp	Treasurer	April 29, 2016
Keith D. Kemp

*	President and Chief Executive Officer	April 29, 2016
Donald C. Cacciapaglia

*	Attorney-in-Fact pursuant to powers of attorney filed as Exhibit (q) to Post-Effective Amendment No. 26 to this Registration Statement filed with the SEC on January 28, 2016.

EXHIBIT INDEX

Exhibit Number	Exhibit

(d)(1)(c)	Amendment to Investment Advisory Agreement dated February 25, 2016, to the Investment Advisory Agreement, dated March 15, 2010 between the Registrant and Guggenheim Partners Investment Management

(d)(2)(b)

Amended and Restated Expense Limitation Agreement dated February 25, 2016, between the Registrant and Guggenheim Partners Investment Management, LLC for the Guggenheim RPB Large-Cap Defensive Fund (f/k/a Transparent Value Large-Cap Defensive Fund, Guggenheim RBP Large-Cap Market Fund (f/k/a Transparent Value Large-Cap Market Fund), Guggenheim RBP Large-Cap Value Fund (f/k/a Transparent Value Large-Cap Value Fund), Guggenheim RBP Dividend Fund (f/k/a Transparent Value Dividend Fund), Guggenheim Directional Allocation Fund (f/k/a Transparent Value Directional Allocation Fund), and Transparent Value SMID-Cap Directional Allocation Fund.

(e)(3)	Distribution Agreement dated May 9, 2016 between Registrant and Guggenheim Funds Distributors, LLC

(h)(1)(d)	Fund Accounting and Administration Agreement dated May 9, 2016 between the Registrant and Rydex Fund Services, LLC

(h)(2)(c)	Transfer Agency Agreement dated May 9, 2016 between the Registrant and Rydex Fund Services, LLC

(i)	Opinion and Consent of Counsel, Dechert LLP

(j)	Consent of independent registered public accounting firm, KPMG LLP

(n)	Rule 18f-3 Multiple Class Plan dated December 21, 2009, as amended February 29, 2012, January 28, 2013, January 28, 2014, April 28, 2014 and September 10, 2014 and February 25, 2016